                                                       EXHIBIT 99.1









                        MIDCON CORP.
                        ------------
                        SAVINGS PLAN
                        ------------
                  Effective January 1, 1997








As approved by the Board



052.MSW                                                   11/12/96

                        MIDCON CORP.
                        ------------
                        SAVINGS PLAN
                        ------------


                      TABLE OF CONTENTS
                      -----------------

ARTICLE        SECTION                                                 PAGE
-------        -------                                                 ----

1                        Establishment of Plan
                         ---------------------
               1.1       Establishment of the Plan                        1
               1.2       Purpose of the Plan                              1
               1.3       Applicability of the Plan                        1

2                        Definitions
                         -----------
               2.1       Definitions                                      2
               2.2       Gender and Number                               13

3                        Participation and Service
                         -------------------------
               3.1       Date of Participation                           14
               3.2       Duration                                        14
               3.3       Transfers                                       14
               3.4       Service                                         14

4                        Pretax Deferrals, After-Tax Contributions
                         -----------------------------------------
                         and Adjustment Contributions
                         ----------------------------
               4.1       Pretax Deferrals and After-Tax                  17
                         Contributions
               4.2       Pretax Deferral and After-Tax                   17
                         Contribution Election Procedures
               4.3       Discontinuance or Change in Rate of             18
                         Pretax Deferrals and After-Tax
                         Contributions
               4.4       Salary Reduction                                18
               4.5       Individual Maximum Pretax Deferrals             18
                         and After-Tax Contributions
               4.6       Discrimination Limits on Pretax                 20
                         Deferrals
               4.7       Discrimination Limits on Matching               22
                         Contributions, After-Tax Contributions,
                         and Adjustment Contributions
               4.8       Multiple Use Limitation                         24
               4.9       Adjustment Contributions                        24
               4.10      Deposit of Pretax Deferrals,                    25
                         After-Tax Contributions and
                         Adjustment Contributions
               4.11      Crediting of Pretax Deferrals,                  26
                         After-Tax Contributions and
                         Adjustment Contributions
               4.12      Distribution of Excess Deferrals                26

5                        Employer Matching Contributions
                         -------------------------------
               5.1       Employer Matching Contributions                 27

                        MIDCON CORP.
                        ------------
                        SAVINGS PLAN
                        ------------


                TABLE OF CONTENTS (Continued)
                -----------------


ARTICLE        SECTION                                                 PAGE
-------        -------                                                 ----

               5.2       Deposit of Employer Matching                    27
                         Contributions
               5.3       Crediting of Employer Matching                  27
                         Contributions
               5.4       Forfeitures                                     28
               5.5       Limitation on Annual Additions                  28
               5.6       "Annual Addition" Defined                       28
               5.7       Other Defined Contribution Plans                29
               5.8       Defined Benefit Plans                           29
               5.9       Deductibility Limitation                        31
               5.10      Adjustment of Allocations                       31

6                        Vesting and Benefits
                         --------------------
               6.1       Vesting                                         32
               6.2       Benefits Upon Separation from Service           33
               6.3       Forfeiture of Contingent Interests              33
               6.4       Death Benefits                                  34
               6.5       Forms of Payment                                35
               6.6       Time of Payment of Benefits                     39
               6.7       Withdrawals                                     39
               6.8       Debiting of Investment Funds                    41
               6.9       Small Amounts                                   42

7                        Participant Loans
                         -----------------
               7.1       Eligibility                                     43
               7.2       Loan Amount                                     43
               7.3       Loan Terms                                      44
               7.4       Source of Loan Funds and Valuation              44
               7.5       Loan Account                                    45
               7.6       Repayments                                      45
               7.7       Leave of Absence                                47
               7.8       Separation from Service                         48
               7.9       Delinquent Payments                             48
               7.10      Discontinuance                                  49

8                        Investment Elections
                         --------------------
               8.1       Investment of Contributions                     50
               8.2       Transfers of Existing Balances                  50
               8.3       Transfer of Assets                              51

9                        Participant Accounts and Records
                         --------------------------------
                         of the Plan
                         -----------
               9.1       Accounts and Records                            53
               9.2       Account Value                                   53
               9.3       Investment Funds                                53
               9.4       Valuation Adjustments                           54

                        MIDCON CORP.
                        ------------
                        SAVINGS PLAN
                        ------------


                TABLE OF CONTENTS (Continued)
                -----------------


ARTICLE        SECTION                                                 PAGE
-------        -------                                                 ----

               9.5       Loan Accounts                                   54
               9.6       OPC Stock Fund Valuation                        54
               9.7       Cost Account                                    55
               9.8       Rollovers                                       56
               9.9       Transfers Involving Occidental Petroleum        57
                         Corporation Savings Plan

10                       Financing
                         ---------
               10.1      Financing                                       60
               10.2      Employer Contributions                          60
               10.3      OPC Stock Fund                                  61
               10.4      Non-Reversion                                   62
               10.5      Direct Transfer of Assets from Plans            63
                         of Acquired Entities

11                       Administration
                         --------------
               11.1      The Administrative Committee                    64
               11.2      Chairman, Secretary, and Employment             64
                         of Specialists
               11.3      Compensation and Expenses                       64
               11.4      Manner of Action                                65
               11.5      Subcommittees                                   65
               11.6      Other Agents                                    65
               11.7      Records                                         65
               11.8      Rules                                           66
               11.9      Administrative Committee's Powers and Duties    66
               11.10     Investment Responsibilities                     67
               11.11     Committees' Decisions Conclusive                68
               11.12     Indemnity                                       68
               11.13     Fiduciaries                                     68
               11.14     Notice of Address                               69
               11.15     Data                                            69
               11.16     Benefit Claims Procedures                       70
               11.17     Member's Own Participation                      72

12                       Amendment and Termination
                         -------------------------
               12.1      Amendment and Termination                       73
               12.2      Distribution on Termination                     73
               12.3      Successors                                      73
               12.4      Plan Merger or Transfer                         74
               12.5      Participating Affiliates                        74

13                       Top-Heavy Provisions
                         --------------------
               13.1      Application of Top-Heavy Provisions             75
               13.2      Key Employees                                   75
               13.3      Top-Heavy Group                                 76
               13.4      Additional Rules                                77

                        MIDCON CORP.
                        ------------
                        SAVINGS PLAN
                        ------------




                TABLE OF CONTENTS (Continued)
                -----------------

ARTICLE        SECTION                                                 PAGE
-------        -------                                                 ----


13             13.5      Combined Limit on Contributions                 78
                         and Benefits for Key Employee
               13.6      Minimum Contributions                           78

14                       Miscellaneous Provisions
                         ------------------------
               14.1      Employment Rights                               79
               14.2      No Examination or Accounting                    79
               14.3      Investment Risk                                 79
               14.4      Non-Alienation                                  79
               14.5      Incompetency                                    80
               14.6      Severability                                    80
               14.7      Counterparts                                    81
               14.8      Service of Legal Process                        81
               14.9      Headings of Articles and Sections               81
               14.10     Applicable Law                                  81
               14.11     Unclaimed Benefits                              81

                          MIDCON CORP.
                          ------------
                          SAVINGS PLAN
                          ------------




                Article 1.  Establishment of Plan
                ---------------------------------


      1.1   Establishment  of  the  Plan.   MIDCON  CORP.  hereby
            ----------------------------
establishes  the MidCon Corp. Savings Plan (hereinafter  referred to  as  the  "Plan")  for  the  benefit  of  Eligible  Employees,

effective as of January 1, 1997.



      1.2   Purpose  of  the  Plan.  This  Plan  is  intended  to
            ----------------------
encourage  and  assist Eligible Employees in adopting  a  regular program  of  savings  to provide additional  security  for  their retirement.



      1.3   Applicability  of  the  Plan.   Except  as  otherwise
            ----------------------------
provided herein, the provisions of this Plan are applicable  only to  Eligible Employees in the employ of the Company and  selected

Affiliates on or after January 1, 1997.

                     Article 2.  Definitions
                     -----------------------


      2.1   Definitions.  Whenever used in the Plan the following
            -----------
terms  shall have the respective meanings set forth below  unless otherwise required by the context in which they are used:



          (a)   "Accounting  Date" shall mean  the  business  day
                ------------------
          coincident with or next preceding the fifteenth day  of

          each month and the last day of each month.

          (b)    "Adjustment  Contributions"  shall  mean  Pretax
                 ---------------------------
          Deferrals    which   are   converted    to    After-Tax

          Contributions in order to comply with limitations under

          Code  section  415  or to comply with nondiscrimination

          tests of Code section 401(k).

          (c)   "Administrative  Committee" means  the  committee
                ---------------------------
          appointed  by  the  Board  to administer  the  Plan  in

          accordance with the applicable provisions of Article 11

          of this Plan.

          (d)   "Affiliate"  shall mean a  corporation  or  other
                -----------
          employer which is controlled by or under common control

          with  the  Company, within the meaning of sections  414

          and  1563  of the Code.  The determination  of  control

          shall  be  made without reference to paragraphs  (a)(4)

          and  (e)(3)(C)  of  section 1563, and  solely  for  the

          purpose  of  applying the limitations of  sections  5.5

          through  5.8  of this Plan, the phrase  "more  than  50

          percent" shall be substituted for the phrase "at  least

          80   percent"   each  place  it  appears   in   section

          1563(a)(1).   In  addition,  to  the  extent  that  the

          context  may  so  require, "Affiliate" shall  mean  any

          member  of  an  affiliated service  group  (within  the

          meaning  of  section 414(m) of the Code) to  which  the

          Company belongs, and any corporation, trade or business

          which  is  more  than  50 percent  owned,  directly  or

          indirectly,  by  the Company and is designated  by  the

          Board as an Affiliate.

          (e)  "After-Tax Contributions" shall mean the amount  a
               -------------------------
          Participant requests the Company to contribute  on  his

          behalf on an after-tax basis in accordance with section

          4.1.

          (f)   "Alternate Payee" shall have the same meaning  as
                -----------------
          assigned to that term in section 414(p)(8) of the Code.

          (g)  "Beneficiary" means the person or persons (who may
               -------------
          be named contingently or successively) designated by  a

          Participant, an Alternate Payee, or a beneficiary of  a

          deceased  Participant or a deceased Alternate Payee  to

          receive  his Personal Savings Account in the  event  of

          his  death.   Each  Participant, Alternate  Payee,  and

          beneficiary  of  a  deceased Participant  or  Alternate

          Payee,  except married Participants prior  to  the  day

          they  reach age 35, may designate at any time, and  any

          number of times, a beneficiary on a form prescribed  by

          the Administrative Committee, and such designation will

          be  effective  only  when filed  in  writing  with  the

          Administrative  Committee, and shall revoke  all  prior

          designations  by  the  same  Participant  or  Alternate

          Payee.  The Administrative Committee shall require that

          a  married  Participant  who designates  a  Beneficiary

          other  than  his  spouse  obtain  and  submit  to   the

          Administrative Committee the spouse's notarized written

          consent to the designation on a form that discloses  to

          the spouse the potential effect of such consent.  If  a

          Participant  is married and is under age 35,  then  his

          Beneficiary shall be his spouse.  If no Beneficiary  is

          designated   at  the  time  of  the  Participant's   or

          Alternate Payee's death, or at the time of death of the

          beneficiary  of  a  deceased Participant  or  Alternate

          Payee, or if no person so designated shall survive  the

          Participant,  Alternate  Payee,  or  beneficiary  of  a

          deceased   Participant   or   Alternate   Payee,    the

          Beneficiary  shall be his spouse, or  if  the  deceased

          individual  has  no  surviving  spouse,  his  surviving

          children   equally,  or  if  there  are  no   surviving

          children, his surviving parents equally, or if only one

          parent is living, his living
          parent,  or  if  no  parent  is  living,  his surviving

          siblings equally, or if only one sibling is living, his

          surviving  sibling,  or if no sibling  is  living,  his

          estate.

          (h)  "Board of Directors" or "Board" means the Board of
               --------------------    -------
          Directors of MidCon Corp.

          (i)   "Code"  shall mean the Internal Revenue  Code  of
                ------
          1986, as amended.

          (j)  "Company" means MidCon Corp.
               ---------
          (k)  "Compensation"  means the base  salary  and  wages
               --------------
          earned  by a Participant from an Employer for  services

          rendered,  including  amounts of Pretax  Deferrals  and

          amounts   contributed  pursuant   to   the   Occidental

          Petroleum  Corporation  Pretax  Spending  Program,  but

          excluding  (i)  bonuses,  incentives,  overtime,  shift

          differential,   and   overseas   differentials,    (ii)

          reimbursement  for  expenses or  allowances,  including

          automobile allowances and moving allowances, (iii)  any

          amount  contributed by the Employer (other than  Pretax

          Deferrals  and  amounts  contributed  pursuant  to  the

          Occidental   Petroleum  Corporation   Pretax   Spending

          Program)  to  any  pension plan  or  plan  of  deferred

          compensation,  (iv)  any  amount  contributed   by   an

          Employer  (in  addition to Pretax  Deferrals)  to  this

          Plan,  and (v) any amount paid by an Employer for other

          fringe  benefits,  such as health and  hospitalization,

          and  group  life  insurance benefits,  or  perquisites,

          provided  that earnings of a Participant in  excess  of

          $160,000,  or such higher amount as shall be  permitted

          by  the  Secretary of the Treasury, in  any  Plan  Year

          shall  not  be  included in Compensation.  Compensation

          will  be  determined in accordance with  the  following

          rules:

          (1)  For    Participants    compensated    by   salary,

               the amount of Compensation shall be base salary of

               record  for  each  pay period, provided,  however,

               that for any salaried Participant whose salary  is

               reduced  for a pay period (for reasons other  than

               the  making  of Pretax Deferrals and contributions

               pursuant  to  the Occidental Petroleum Corporation

               Pretax  Spending

               Program),   Compensation   will    include    his

               actual  base salary of record paid to him (subject

               to  the exclusions listed above) not in excess  of

               his salary of record for such pay period.

               (2)    For      Participants     compensated   by

               commission,  the amount of Compensation  shall  be

               the   amount  per  pay  period  (subject  to   the

               exclusions listed above) to be reported on Form

               W-2 for federal tax purposes.

               (3)   For    Participants    compensated   at   an

               hourly rate, the amount of Compensation in  a  pay

               period  shall be the base hourly rate (subject  to

               the  exclusions  listed above) multiplied  by  the

               number  of regularly scheduled hours worked  in  a

               pay   period.   If  the  Participant's   regularly

               scheduled  work  week  is  more  than  40   hours,

               Compensation  shall include an  additional  amount

               equal  to  the  base hourly rate (subject  to  the

               exclusions listed above) times one half the number

               of  regularly scheduled hours worked in excess  of

               40 in the work week.

               (4)   For    Participants    who,  for   any   pay

               period,   are  on  a  Construction  or   Temporary

               Assignment,  the amount of Compensation  for  each

               such  pay period shall be the Participant's annual

               base  salary  of  record (using the  Participant's

               construction  or temporary rate)  divided  by  the

               number   of   pay   periods  applicable   to   the

               Participant during the Plan Year.  For the purpose

               of  this subsection 2.1(k), the term "Construction

               or   Temporary  Assignment"  shall  mean  a   work

               assignment for which the Participant is paid based

               on a special "construction or temporary" rate.

               (5)  Compensation   shall   include   vacation pay

               received  in periodic payments and annual vacation

               payments  made  to commission paid Employees,  but

               shall not include single sum vacation payments  to

               active or terminating Employees.

               (6)   Compensation   shall   include   base salary

               or  wages  received during paid leaves of  absence

               and  periodic severance pay, but will not  include

               single sum severance payments.

               (7)   Compensation  will  not   include  long-term

               disability   payments  and  short-term  disability

               payments of less than 100 percent of base  pay  in

               effect prior to becoming Disabled.

   (l)    "Disability"    or    "Disabled"     refers   to    any
          ------------          ----------
          Participant  who  is determined to  be  disabled  under

          Section  423  of  Title 42 of the U. S.  Code  and  who

          receives  disability insurance benefits  thereunder  or

          any  Participant who is a participant in the Occidental

          Petroleum Corporation Long-Term Disability Plan and who

          is   determined  to  be  disabled  therein  under   the

          definition  of  "disability" applicable to  the  period

          beginning   24   months  after  the   commencement   of

          disability and who receives benefits thereunder.   Such

          Participant  shall be considered to be Disabled  as  of

          the  time  of  commencement of  benefits  as  described

          above.

          A  Participant who claims to be Disabled as a result of

          being  determined to be disabled under Section  423  of

          Title  42  of  the U.S. Code must give  written  notice

          thereof to the Administrative Committee and submit,  at

          the  expense  of the Participant, to the Administrative

          Committee   such   evidence  of   Disability   as   the

          Administrative  Committee may require.   Failure  by  a

          Participant  to comply with the foregoing  requirements

          shall   be   deemed  conclusive  evidence   that   such

          Participant is not Disabled.  All rules with respect to

          the  determination of Disability shall be uniformly and

          consistently  applied  to all Participants  in  similar

          circumstances.

   (m)    "Domestic    Overseas     Subsidiary"     means     any
          -------------------------------------
          corporation   or  unincorporated  entity   created   or

          organized  under  the laws of the  United  States,  any

          State  or  territory of the United States,  or  of  the

          District of Columbia, (i) more than 80 percent  of  the

          voting stock or equity of which is owned by an Employer

          which is a domestic
          corporation,   (ii)   which  has  derived at  least  95

          percent  of  its gross income from sources without  the

          United  States  for  the three year period  immediately

          preceding the close of each taxable year (or  for  such

          part  of  such  period during which the corporation  or

          unincorporated  entity  was in  existence),  and  (iii)

          which  has  derived at least 90 percent  of  its  gross

          income  during  the period described in (ii)  from  the

          active conduct of a trade or business.

     (n)  "Effective Date" means January 1, 1997.
          ----------------
     (o)   "Eligible  Employee"   means   any   Employee  who  is
           --------------------
           employed by an Employer except:

           (1)   Employees  covered  by  a  collective   bargaining

                 agreement  where  retirement  benefits   were  the

                 subject    of   good   faith   bargaining  between

                 the  Employer and the union, unless such agreement

                 expressly provides participation in the Plan;

           (2)   Nonresident   alien   Employees  of  an   Employer

                 which   is   a  Foreign   Subsidiary  or  Domestic

                 Overseas  Subsidiary who receive no earned  income

                 from the Employer in United States dollars, unless

                 the  Plan  has  been made applicable  to  such  an

                 Employee by the Employer;

           (3)   Employees of a Foreign  Subsidiary  or    Domestic

                 Overseas   Subsidiary    who   are   citizens   of

                 the   United  States  or  Canada  and   for   whom

                 contributions  are made under  a  funded  plan  of

                 deferred  compensation by a corporation  which  is

                 not an Employer;

           (4)   Any  Eligible  Employee  who  elects, pursuant  to

                 an  employment  agreement  with  the   Company  or

                 any  other  Employer,  not  to  be  a Participant;

                 and

            (5)  an Employee who is receiving as of  the  Effective

                 Date   severance  payments   from   an   Employer.

      (p)   "Employee"   means   any   person   employed   by   the
            ----------
            Company or by an Affiliate.

    (q)   "Employer"  means  (a)  MidCon  Corp.   and  (b)   each
          ----------
          Affiliate which is a subsidiary of MidCon Corp. and (c)

          any other Affiliate or organizational unit which (i) is

          designated as an Employer under the Plan by  the  Board

          or  by the Administrative Committee with respect to all

          or   a   specified   group   of   Employees   of   such

          organizational unit or Affiliate and (ii)  adopts  this

          Plan.

    (r)   "ERISA"   means   the   Employee   Retirement    Income
          -------
          Security Act of 1974, as from time to time amended.

    (s)   "Foreign   Subsidiary"   means   any   corporation   or
          ----------------------
          unincorporated  entity created or organized  under  the

          laws  of any country other than the United States which

          is  covered by an agreement between the domestic parent

          of  the  Foreign  Subsidiary and the  Internal  Revenue

          Service  extending Federal Social Security benefits  to

          the   employees   of   such  foreign   corporation   or

          unincorporated  entity who are United  States  citizens

          and  either (i) not less than 20 percent of the  voting

          stock   or  equity  of  such  foreign  corporation   or

          unincorporated entity is owned by an Employer which  is

          a  domestic corporation or (ii) more than 50 percent of

          the  voting stock or equity of such foreign corporation

          or   unincorporated  entity  is  owned  by  a   foreign

          corporation or unincorporated entity which qualifies as

          a Foreign Subsidiary under clause (i) above.

     (t)  "Inactive  Participant"  means  an  Employee  who was a
          -----------------------
          Participant  but who is transferred  to  and  is  in  a

          position  of  employment  where  he  is  no  longer  an

          Eligible Employee.

     (u)  "Investment   Committee"  shall  mean   the   committee
          ------------------------
          appointed  by  the  board  of directors  of  Occidental

          Petroleum Corporation to administer the investments  of

          the Occidental Petroleum Corporation Retirement Plan.

    (v)  "Investment   Fund"  means  any  of  the following funds
         -------------------
          of the Trust Fund or such other funds as the Investment

          Committee may from time to time designate:

         (1)   A    "Fixed   Income   Fund"   which   shall    be
                    -----------------------
               invested in stable value contracts which  state  a

               given   interest  rate  to  be  paid  on   account

               balances,   and   high   quality   fixed    income

               securities,   such  as  U.  S.  Treasury   issues,

               mortgages, and high grade corporate bonds.

         (2)   A    "Money   Market   Fund"   which   shall    be
                    -----------------------
               invested in money market instruments with  maximum

               maturity  of  12 months, including  United  States

               government securities, negotiable certificates  of

               deposit, commercial paper, demand notes and  other

               similar types of short-term investments.

         (3)   An   "OPC    Stock   Fund"    which    shall    be
                    ---------------------
               invested  primarily in Stock and  such  short-term

               interest-bearing  securities  as  the   Investment

               Committee or the Trustee considers advisable.

         (4)   A    "Standard   &   Poor's   500   Index    Fund"
                    ---------------------------------------------
               which  shall  be invested in the Bank  of  America

               Equity  Index  Fund,  and  shall  be  designed  to

               approximate the performance of the publicly traded

               United  States  common stocks  that  comprise  the

               Standard & Poor's 500 Index.

         (5)   A   "Fidelity   Puritan   Fund"   which   shall be
                   ---------------------------
               invested  in shares of the mutual fund managed  by

               Fidelity Management & Research Company which bears

               this name.

         (6)   A   "Fidelity    Asset   Manager:   Growth   Fund"
                   ----------------------------------------------
               which  shall be invested in shares of  the  mutual

               fund  managed  by Fidelity Management  &  Research

               Company known as Fidelity Asset Manager: Growth.

         (7)   A    "Fidelity   Magellan   Fund"    which   shall
                    ----------------------------
               be  invested in shares of the mutual fund  managed

               by  Fidelity  Management & Research Company  which

               bears this name.

         (8)   A   "Fidelity   Contrafund"    which   shall    be
                   -----------------------
               invested  in shares of the mutual fund managed  by

               Fidelity Management & Research Company which bears

               this name.

   (w)   "Loan    Account"   means   the  account  created  under
         -----------------
         section    7.5   representing   the   unpaid   principal

         outstanding on a loan to an Employee.

   (x)   "Participant"   means  any   Eligible  Employee who has
         -------------
         met  the  requirements to become a Participant  as  set

         forth  in section 3.1 hereof, and shall include,  where

         appropriate  to  the  context, any  former  Participant

         described in section 3.2.

   (y)   "Personal   Savings   Account"  or  "Account" means the
         ------------------------------      ---------
         Account  or  Accounts maintained for  each  Participant

         which represent his total proportionate interest in the

         Trust Fund as of any date and which consist of the  sum

         of the following:

         (1)  "Matching   Account"   means    an   account    to
              --------------------
              which  Employer  matching  contributions  made  on

              behalf  of  the  Participant,  including  matching

              contributions under this Plan (or any  other  plan

              which  may be merged into this Plan) prior to  the

              Effective  Date,  shall be  credited,  along  with

              earnings as provided in Article 9.

         (2)  "Pretax     Deferral     Account"      means     an
              ---------------------------------
              account  to which Pretax Deferrals made on  behalf

              of  the Participant shall be credited, along  with

              earnings as provided in Article 9.

         (3)  "Employee   Account"   means    an   account    to
              --------------------
              which   After-Tax  Contributions   made   by   the

              Participant,  including  Adjustment  Contributions

              and  After-Tax contributions made under this  Plan

              (or  any other plan which may be merged into  this

              Plan)  prior  to  the  Effective  Date,  shall  be

              credited,  along  with  earnings  as  provided  in

              Article 9.

         (4)  "Rollover   Account"    means   an    account    to
              --------------------
               which  a Participant has transferred amounts  from

               another  employee benefit plan pursuant to section

               9.8.

              The  term  "Personal Savings Account" or "Account"
                         --------------------------    ---------
              shall  also  mean  a  separate  account  which  is

              established   pursuant  to  a  qualified  domestic

              relations order  on  behalf of an Alternate Payee.

              For the purpose of  this  subsection  2.1(y),  the

              term  "qualified domestic relations  order"  shall

              have  the  same  meaning  as assigned to that term

              in section 414(p) of the Code.

         (z)   "Plan Year" means the calendar year.
               -----------
         (aa)  "Pretax Deferrals" means the amount a Participant
               ------------------
               requests  the Company to defer on his behalf on a

               pretax basis in accordance with section 4.1.

         (bb)  "Required Beginning Date" means the later of  (i)
               -------------------------
               the  April 1  of the Plan Year following the Plan

               Year in  which  a Participant attains age 70-1/2,

               or (ii) the Participant's Separation from Service

               Date;   except   that,   with   respect   to  any

               Participant who is a  5-percent owner (as defined

               in Code  section  416), "Required Beginning Date"

               means the date set forth above in subsection (i).

         (cc)  "Retirement   Plan"   means  the   MidCon   Corp.
               -------------------
               Retirement Plan.

         (dd)  "Separation   from   Service"   shall  mean   any
               -----------------------------
               termination   of   the   employment  relationship

               between  an Employee  and   the   Company  or  an

               Affiliate  and shall  be deemed to occur upon the

               earlier of:

               (1)  the date  upon  which the Employee quits, is

                    discharged, is  laid  off, becomes  Disabled

                    or dies; or

               (2)  the  first anniversary of the first day of a

                    period   in   which   the   Employee is (and

                    remains)  absent  from  the  Service  of the

                    Company or an Affiliate for any reason (such

                    as  vacation, sickness, or leave  of absence

                    granted  by  the Company  or  an  Affiliate)

                    not enumerated  in  paragraph  (1), provided

                    that  if  an  Employee is granted a leave of

                    absence but fails to return to employment at

                    the end of the leave period, Separation from

                    Service will be deemed to have occurred upon

                    the date the Employee was originally granted

                    a leave of absence.

                    The  term  Separation  from  Service   shall

                    include   any  cessation   of  participation

                    occurring as a result of an  event described

                    in Code section 401(k)(10)(A).

                    An  Employee of an Employer who transfers to

                    a  nonparticipating  Affiliate shall not  be

                    treated as having a Separation from Service.

                    An  Employee's  date  of  quit  or discharge

                    shall  not  be  deemed  to  occur  until any

                    periodic  severance  payments  or short-term

                    disability payments cease.   An Employee who

                    is  on  leave of  absence from work with the

                    Company  or  an  Affiliate in order to serve

                    the Armed Forces of the United States  shall

                    not  have  a Separation from Service  unless

                    he  fails  to  report for work at the end of

                    such leave  and  prior to  expiration of the

                    period in which  he  has reemployment rights

                    under law.  The absence of any Employee  who

                    fails to return to work within the  allotted

                    time  shall be subject to the  provisions of

                    paragraph (2) above.

         (ee) "Service" means the periods of employment credited
              ---------
               to an Employee under section 3.4.

         (ff)  "Stock"  means  the common  stock  of  Occidental
               -------
               Petroleum Corporation.

         (gg)  "Taxable Compensation" means the total  cash  and
               ----------------------
               non-cash  remuneration paid to  a Participant  by

               the  Employer  for  services  rendered during the

               Plan  Year,  but excluding:

               (1)   Prior to January 1, 1998, Pretax  Deferrals

                     under  this  Plan  and amounts not included

                     pursuant to Code section 125;

               (2)   Company  contributions  for  a   simplified

                     employee pension;

               (3)   Deferred compensation (other than an amount

                     included  in the Participant's gross income

                     for the Plan Year  which is attributable to

                     an unfunded, non-qualified plan);

                (4)  Amounts  realized  from  the  exercise of a

                     non-qualified   stock   option,   or   when

                     restricted stock  (or  property) held by an

                     Employee  becomes freely transferable or is

                     no longer subject to  a substantial risk or

                     forfeiture;

                (5)  Amounts realized from the sale, exchange or

                     other disposition  of  stock under  a  tax-

                     benefited stock option; and

                (6)  Other  amounts  which  receive  special tax

                     benefits.

          (hh)  "Trust  Agreement" means  any  agreement in  the
                ------------------
                nature of a trust established to form a part  of

                the  Plan  to receive, hold, invest, and dispose

                of the Trust Fund.

          (ii)  "Trust Fund" means the assets of every kind  and
                ------------
                description  held  under  any  Trust   Agreement

                forming  a  part of the Plan.

          (jj)  "Trustee"  means   any   person  selected by the
                ---------
                Company  to  act  as  Trustee  under  any  Trust

                Agreement at any time of reference.



      2.2   Gender   and   Number.    Except    when   otherwise
            ---------------------
indicated by the context, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural.

              Article 3.  Participation and Service
              -------------------------------------


      3.1   Date of Participation. Each Eligible Employee  shall
            ---------------------
become a Participant as of  the  first day of the month in which he becomes an Eligible Employee.



      3.2   Duration.   An  Eligible  Employee  who  becomes   a
            --------
Participant shall remain a Participant for as long as he remains an Eligible Employee or is entitled to receive any contributions or benefits hereunder.



      3.3   Transfers.   An Employee who transfers to employment
            ---------
as an Eligible Employee shall become a Participant on  the first day of the month in which such transfer takes place.



An Inactive Participant shall not make Pretax Deferrals,  After-

Tax   Contributions   or   Adjustment   Contributions   on   the

Compensation  earned  after  the date of his transfer during the period he is an Employee,  but  shall continue to accrue Service under this Plan.  Upon  his  Separation from Service, the vested interest  he  has in his Personal Savings Account shall be based on his total Service.



If  a Participant becomes an Inactive Participant,  his  Account shall continue  to  be  held under the  Plan  until  he  becomes entitled to a distribution under the provisions of section 6.2.



      3.4   Service.  Service is used to determine an Employee's
            -------
eligibility to receive benefits from the Plan.

An Employee shall be credited with Service for the period of time during  which  the  employment relationship  exists  between  the

Employee  and  the Company  or  an Affiliate, the length  of  which shall  be  determined, in  completed  years and months, during  the following periods of time:

      (a)   Credit   shall   be   given  to  an  Employee  for  the

            period of time beginning on the first day of the  month

            in which he first becomes an Employee and ending on the

            last  day  of  the month of such Employee's  Separation

            from Service.

      (b)   Credit  shall  be given to an Employee  for each period

            beginning  upon  the  date  he  Separates  from Service

            and ending upon the first day of the month  in which he

            first  becomes an Employee thereafter but  only if  the

            Employee is reemployed within 12 months of  the date of

            such Separation from Service.

      (c)   Credit   shall   be  given  to  an   Employee  after  a

            Separation from Service for any period beginning on the

            first  day  of  the month in which the  Employee  first

            becomes an Employee after his rehire and ending on  the

            last  day  of  the month the Employee has a  Separation

            from Service thereafter as provided in section 2.1(dd).

      (d)   Whenever  the  total  number  of  years  of Service  of

            an  Employee must be ascertained under this  Plan,  all

            noncontinuous periods of Service which are credited  to

            such  Employee under paragraphs (a), (b) and (c) above,

            shall be aggregated.  For purposes of aggregating  such

            years  of  Service,  the  completed  years  and  months

            credited  to an Employee during any period  of  Service

            shall  be  added to the number of completed  years  and

            months  credited  to  him during any  other  period  of

            noncontinuous Service.

      (e)   Credit shall be given to an Employee for (i) all  years

            of  service  counted  for vesting  purposes  under  the

            Occidental Petroleum Corporation Savings Plan, and (ii)

            in  the  case  of an Employee who becomes  an  Eligible

            Employee  due  to his having transferred subsequent  to

            the  Effective  Date from the employment of  Occidental

            Petroleum Corporation or any other Affiliate  which  is

            not an Employer and who has a balance in the Occidental

            Petroleum Corporation Savings Plan, all
            years  of  service on or after the Effective  Date  and

            prior  to  the  date  of such transfer  of  employment,

            provided  that no service shall be credited under  this

            paragraph (e) for any period of time for which  service

            is  credited under any other provision of this  section

            3.4.

    Article 4.  Pretax Deferrals, After-Tax Contributions and
    ---------------------------------------------------------
                    Adjustment Contributions
                    ------------------------


      4.1   Pretax  Deferrals and After-Tax Contributions.   Each
            ---------------------------------------------
Participant may elect to have the Company contribute to the  Plan on  his  behalf  each  Plan Year an amount, in  whole  percentage points, equal to 1 percent to 9 percent of his Compensation (or 1 percent  to  6  percent of his Compensation  in  the  case  of  a

Participant who is a participant in the MidCon Corp. Supplemental

Retirement  Plan) as a Pretax Deferral or After-Tax Contribution,

or any combination in whole percentage points, in accordance with the  rules set forth in sections 4.2, 4.5 and 4.6 and such  other

rules    as   the   Administrative   Committee   may   prescribe.

Notwithstanding anything contained in the preceding sentence,  in the  case  of  any Participant who, during any Plan  Year,  is  a

participant  in  the  Occidental  Petroleum  Corporation   Pretax

Spending Program, such Participant may elect to have the  Company contribute  to the Plan on his behalf during such  Plan  Year  an amount,  in  whole percentage points, equal to  1  percent  to  7 percent  of  his  Compensation (1 percent to  8  percent  of  his

Compensation in the case of participants in only the health  care program of such Pretax Spending Program) as a Pretax Deferral  or

After-Tax  Contribution, or any combination in  whole  percentage points, in accordance with the rules described above.



      4.2   Pretax  Deferral and After-Tax Contribution  Election
            -----------------------------------------------------
Procedures.    Elections   shall  be  made   available   by   the
----------
Administrative  Committee  to  Participants  and   to   Employees

expected to become Participants.  Elections must be submitted  to the  Administrative  Committee.  All  elections  shall  apply  to

Compensation  earned during the payroll period within  which  the election is processed, and all elections shall be irrevocable for such period.



If  a  Participant  has  a Separation from  Service,  becomes  an

Inactive  Participant, or goes on unpaid leave  of  absence,  his

Pretax   Deferrals,   After-Tax  Contributions   and   Adjustment

Contributions  shall  cease,  unless  he  is  reinstated   as   a

Participant or returns from his leave of absence during the

Plan   Year,  in  which  case  his  Pretax  Deferrals,  After-Tax

Contributions and Adjustment Contributions may resume.



      4.3   Discontinuance or Change in Rate of Pretax  Deferrals
            -----------------------------------------------------
and  After-Tax  Contributions.   Pretax  Deferral  and  After-Tax
-----------------------------
Contribution   elections  shall  apply  automatically   to   each

subsequent  payroll  period  unless a  new  election  (which  may increase,  decrease  or  cancel  Pretax  Deferrals  or  After-Tax

Contributions)  is  filed  with the Administrative  Committee  in accordance with this section.



A   Participant  may  suspend  his  Pretax  Deferrals,  After-Tax

Contributions and Adjustment Contributions on the  first  day  of

any  payroll  period  by  giving notice to  his  Employer.   Such

suspension  may last indefinitely.  A Participant may resume  his

Pretax   Deferrals,   After-Tax  Contributions   and   Adjustment

Contributions  on the first day of any payroll period  after  the effective date of the prior suspension, by giving notice  to  the

Administrative Committee.



A Participant may change the rate of his Pretax Deferrals, After-

Tax  Contributions and Adjustment Contributions  to  a  different percentage  that is permitted under section 4.1 as of  the  first day  of  any  payroll  period.  Such  change  shall  be  made  by submitting a new election with the Administrative Committee.



      4.4  Salary Reduction.  Each Participant who makes a Pretax
           ----------------
Deferral  election described in section 4.1 to have the  Employer contribute  a percentage of his Compensation to this Plan  shall,

by the act of making such election, have his salary reduced by an equivalent  percentage  for so long as the  election  remains  in effect.



      4.5   Individual  Maximum  Pretax Deferrals  and  After-Tax
            -----------------------------------------------------
Contributions.   The  Pretax Deferral and After-Tax  Contribution
-------------
election of a Participant shall be adjusted in whole percentages, if necessary, from time to time as determined by the

Administrative Committee so that such Pretax Deferrals and After-

Tax  Contributions for the Plan Year will not exceed (a) less (b)

below, where:

     (a)  is the lesser of,

          (1)  25 percent of Taxable Compensation, or

          (2)  $30,000 (or such other dollar maximum as  may   be

               permitted  by  the  Internal Revenue Service), and

     (b)  is the sum of:

          (1)  Employer   contributions    projected    for   the

               Participant as if he were a Participant under  the

               Retirement Plan for a full Plan Year; plus

          (2)  Matching contributions expected to  be   allocated

               to  the  Participant  under  this  Plan (based  on

               any   such    allocations   already    made    and

               the  Participant's  current  Pretax  Deferral  and

               After-Tax  Contribution election) for a full  Plan

               Year.



Any  adjustment  in the elected percentage of a Participant,  and the  resulting adjustment in salary reduction under section  4.4,

shall take effect in the month of such adjustment calculation and shall remain in effect as a maximum Pretax Deferral level for the

Participant  for  the  rest  of the  Plan  Year,  unless  further adjusted  by  the Administrative Committee.  In  the  case  of  a

Participant  who  has  elected  Pretax  Deferrals  and  After-Tax

Contributions in the same Plan Year, any adjustment which must be made under this section for a Participant shall be made first  to

the   Participant's  After-Tax  Contributions.    If   additional

adjustments   are   required  under  this   section   after   the

Participant's  After-Tax Contributions percentage is  reduced  to zero,  such adjustments shall be made to the Participant's Pretax

Deferrals.

Notwithstanding  anything  herein  to  the  contrary,  under   no

circumstances may a Participant's Pretax Deferral in any calendar year exceed $9,500 (or such higher amount as the Secretary of the

Treasury  shall  establish from time to  time  pursuant  to  Code section 402(g)(5)).



      4.6   Discrimination Limits on Pretax Deferrals.  Prior  to
            -----------------------------------------
the  beginning of each Plan Year and at any other time during the

Plan Year that the Administrative Committee may deem appropriate,

the  following test shall be made to prevent the Pretax Deferrals under  the Plan from becoming discriminatory.  The Administrative

Committee  shall  gather  Pretax  Deferral  elections  and  shall determine  whether the average deferral percentage for the  group of  Eligible  Employees  who  are  highly  compensated  Employees exceeds that of all other Employees by more than (i) 1.25  times,

or  (ii)  2  times,  up  to a maximum difference  of  2  percent,

whichever  results in the greater percentage.   For  purposes  of

making these determinations, an Employee will be considered to be a "highly compensated Employee" in the current Plan Year if he:

      (a)  is  a 5%  Owner in the current or preceding Plan Year;

           or

      (b)  has  Highly Compensated Test Compensation  during  the preceding  Plan  Year  of  more than $80,000 (or  such

           higher amount  as the Secretary of the Treasury  shall

           establish from time to time pursuant to  Code  section

           414(q)(1)) in the current or preceding Plan Year.



In  applying the $80,000 limit described in subsection (b) above,

the Administrative Committee may elect to limit the determination of  highly  compensated  Employees to  that  group  of  Employees consisting of the top 20% of such Employees ranked on  the  basis of Compensation received during the Plan Year.



For  the  purpose of the test for "highly compensated  Employees"

described above, the following special rules and definitions will apply:

     (i)  An  Employee  who  has  Separated  from  Service   will

          continue to be a highly compensated Employee if he  was

          a  highly compensated Employee at the time he Separated

          from  Service,  or  if  he  was  a  highly  compensated

          Employee at any time after he attained age 55.

    (ii)  The  term  "current  Plan  Year"  shall  mean the  Plan

          Year for which the determination is being made.

    (iii) The   term  "preceding   Plan   Year"  shall  mean  the

          Plan Year  immediately preceding the current Plan Year.

     (iv) An  Employee  shall  be  considered  a "5% Owner" for a

          Plan Year if at any time during such Plan Year he was a

          5-percent  owner (as defined in Code section 416(i)(1))

          of the Company.

      (v) The  term  "Highly   Compensated   Test   Compensation"

          shall  mean  compensation within the  meaning  of  Code

          section  414(s)(1),  provided that  the  Administrative

          Committee may elect to include in such compensation any

          amount which is contributed by the Company pursuant  to

          a   salary  reduction  agreement  and  which   is   not

          includable  in  the gross income of the Employee  under

          Code sections 125, 402(e)(3), 402(h), or 403(b).



The "average deferral percentage" for each group of Employees for a  Plan  Year shall be the average of the percentages (after  any adjustments  required  under section 4.5), calculated  separately for  each  Employee  in  such group, of Highly  Compensated  Test

Compensation,  as  that  term  is defined  above,  each  Employee elected to have contributed to the Plan as a Pretax Deferral  for the Plan Year, treating a failure to elect any such percentage as a zero.  If the average deferral percentage elected by the highly compensated  Employees equals or exceeds the  applicable  maximum limit set forth in the second sentence of this section, then  the

Administrative  Committee shall reduce the percentage  of  Pretax

Deferrals  elected by the Participants who are highly compensated

Employees  who have elected the highest available percentage  one whole
percent.   Thereafter, if the limit has not  been  attained,  the

Administrative  Committee shall reduce the percentage  of  Pretax

Deferrals  elected by all Participants who are highly compensated

Employees  then  electing  the next  highest  percentage  by  one

percent,   and  so  forth  until  the  average  for  the   highly

compensated  Employees is equal to or less than the  limit.   Any

adjustment in the elected percentage of the Participants who  are highly compensated Employees and the resulting decrease in  their

Compensation  reductions under section 4.4 shall be effective  on the  first day of the month next following the completion of  the nondiscrimination test described above.



     4.7  Discrimination Limits on Matching Contributions, After-
          -------------------------------------------------------
Tax  Contributions, and Adjustment Contributions.  Prior  to  the
------------------------------------------------
beginning of each Plan Year and at any other time during the Plan

Year that the Administrative Committee may deem appropriate,  the following  test  shall  be  made  to  prevent  Employer  matching

contributions,    After-Tax    Contributions    and    Adjustment

Contributions  under the Plan from becoming discriminatory.   The

Administrative   Committee   shall   gather   Employer   matching

contribution, After-Tax Contribution and Adjustment  Contribution

data,  and  shall  determine  whether  the  average  contribution percentage  for  the group of Eligible Employees who  are  highly compensated Employees exceeds the average contribution percentage for all other Eligible Employees by more than (i) 1.25 times,  or

(ii)  2 times, up to a maximum difference of 2 percent, whichever results in the greater percentage.  For purposes of making  these determinations, the term "highly compensated Employee" shall have

the  same  meaning  as set forth in section  4.6.   The  "average

contribution  percentage"  for  a  specified  group  of  Eligible

Employees is the average of the ratios (calculated separately for each  Eligible  Employee in such group) of the  sum  of  Employer matching  contributions, After-Tax Contributions  and  Adjustment

Contributions paid for each such Eligible Employee for such  Plan

Year to Highly Compensated Test Compensation paid to the Eligible

Employee  for  such  Plan  Year,  provided,  however,   that   in

accordance   with   Treasury  regulations,   the   Administrative

Committee  may  elect to take into account, in computing  average contribution percentage, Pretax

Deferrals  or  any  elective deferrals and qualified  nonelective contributions under this Plan or any other Plan maintained by the

Company.   The term "Highly Compensated Test Compensation"  shall

have  the  same  meaning as set forth in section  4.6.   For  the

purpose  of this section 4.7, the terms "elective deferrals"  and

"qualified nonelective contributions" shall have the same meaning as in Code section 401(m)(4).



If  the average contribution percentage for the group of Eligible

Employees who are highly compensated Employees equals or  exceeds

the   applicable  maximum  limit  set  forth  above,   then   the

Administrative  Committee shall reduce the percentage  of  Pretax

Deferrals  or After-Tax Contributions elected by the Participants who are highly compensated Employees who have elected the highest

available  percentage  one  whole percent.   In  the  case  of  a

Participant  who  has  elected  Pretax  Deferrals  and  After-Tax

Contributions in the same Plan Year, any adjustment which must be made  for  such  a Participant shall be made to the Participant's

After-Tax Contributions.  Thereafter, if the limit has  not  been

attained,   the   Administrative  Committee  shall   reduce   the

percentage of Pretax Deferrals or After-Tax Contributions elected by  all  Participants who are highly compensated  Employees  then electing the next highest percentage by one percent, and so forth until  the average for the highly compensated Employees is  equal to  or less than the limit.  In the case of a Participant who has elected Pretax Deferrals and After-Tax Contributions in the  same

Plan  Year,  any  adjustment  which  must  be  made  for  such  a

Participant  shall  be made first to the Participant's  After-Tax

Contributions.  If additional adjustments are required after  the

Participant's  After-Tax Contribution percentage  is  reduced  to zero,  such adjustments shall be made to the Participant's Pretax

Deferrals.   Any  adjustment  in the elected  percentage  of  the

Participants  who  are  highly  compensated  Employees  and   the

resulting decrease in their Compensation reductions under section

4.4  shall  be  effective on the first  day  of  the  month  next following  the completion of the nondiscrimination test described above.

      4.8   Multiple  Use Limitation.  If, as  a  result  of  the
            ------------------------
testing  described  in sections 4.6 and 4.7,  each  of  the  four

conditions    described   in    Treasury    Regulation    section

1.401(m)-2(b)(1)  exist  in  spite of any reductions which may be

required  by sections  4.6  and 4.7,  then   the   Administrative

Committee   shall  reduce  the  percentage  of  Pretax  Deferrals

elected by the  Participants who are highly compensated Employees in  the  manner described  in  the last paragraph of section 4.6.

The  reduction shall  be  made  as  necessary to prevent any  one of  the  four  conditions  described  above  from occurring.  Any adjustment  in the elected percentage of the Participants who are highly compensated Employees and the resulting decrease in  their

Compensation reductions  under  section 4.4 shall be effective on the first day of the payroll period next following the completion of  the nondiscrimination test described above.



      4.9   Adjustment  Contributions.  If  the  Pretax  Deferral
            -------------------------
percentage of a Participant is reduced by operation of  the  last paragraph  of section 4.5, section 4.6 or section 4.8,  then  the difference between the percentage elected by the Participant  and the  percentage  as reduced shall, absent a contrary  instruction from  the  Participant on his Pretax Deferral election  form,  be contributed  by  the  Participant as  an  After-Tax  Contribution

through regular payroll deductions.



In  the case of a Participant who is making a contribution  under this  section, any election to increase, decrease, or discontinue

Pretax  Deferrals  under section 4.3 shall increase  or  decrease contributions  under  this section first before  changing  Pretax

Deferrals.



If  the  Pretax  Deferral  percentage or  After-Tax  Contribution percentage of any Participant is reduced by operation of  section

4.7,  and  if,  in  spite  of  this reduction,  excess  aggregate contributions remain in the Plan at the end of any Plan  Year  in which a reduction occurs, the following provisions shall apply.

The  excess aggregate contributions and income allocable  thereto shall be distributed no later than March 15 of each Plan Year  to

Participants   to   whose   accounts   After-Tax   Contributions,

Adjustment Contributions or Employer matching contributions  were allocated for the preceding Plan Year.  For the purpose  of  this section  4.9,  "excess aggregate contributions"  shall  mean  the amount described in Code section 401(m)(6)(B).



The  income allocable to excess aggregate contributions shall  be

determined   by   multiplying  the  income  allocable   to   each

Participant's  After-Tax Contributions, Adjustment  Contributions

and  Employer  matching contributions for  the  Plan  Year  by  a

fraction,   the  numerator  of  which  is  the  excess  aggregate

contributions on behalf of the Participant for the preceding Plan

Year and the denominator of which is the sum of the Participant's

account   balances   attributable  to  After-Tax   Contributions,

Adjustment  Contributions and Employer matching contributions  on the last day of the preceding Plan Year.



The  excess  aggregate  contributions  to  be  distributed  to  a

Participant shall be adjusted for income, and, if there is a loss allocable to the excess aggregate contribution, shall in no event be  less  than the lesser of the Participant's Account under  the

Plan  or  the  Participant's After-Tax Contributions,  Adjustment

Contributions and Employer matching contributions  for  the  Plan

Year.   Excess aggregate contributions shall be distributed  from

the  Participant's  Employee  Account  and  Matching  Account  in

proportion   to   the   Participant's  After-Tax   Contributions,

Adjustment Contributions and Employer matching contributions  for the Plan Year.



      4.10  Deposit  of Pretax Deferrals, After-Tax Contributions
            -----------------------------------------------------
and  Adjustment  Contributions.  The amount to be contributed  to
------------------------------
the  Plan  because of Participants' elections under  section  4.1 shall  be paid out of the Employer's funds and shall be deposited in  the Trust Fund as soon as practicable after the payment  date for  each  payroll  period.  Adjustment  Contributions  shall  be deposited  in  the  Trust Fund at the same time as  contributions under section 4.1.

      4.11 Crediting of Pretax Deferrals, After-Tax Contributions
           ------------------------------------------------------
and  Adjustment  Contributions.  The amounts contributed  to  the
------------------------------
Trust  Fund  under section 4.1 and section 4.9  on  behalf  of  a

Participant shall be credited to the Pretax Deferral Account  and

Employee Account, if applicable, of each such Participant  as  of the last day of the month for which the contribution is made.



      4.12 Distribution of Excess Deferrals.  Notwithstanding any
           --------------------------------
other  provision of the Plan, excess deferral amounts and  income allocable thereto shall be distributed no later than April 15  to

Participants who claim such allocable excess deferral amounts for the  preceding calendar year.  For purposes of this section 4.12,

"excess  deferral  amount"  shall  mean  the  amount  of   Pretax

Deferrals  for a calendar year that the Participant allocates  to this Plan pursuant to the claim procedure set forth below.



The  Participant's claim shall be in writing, shall be  submitted to  the  Administrative Committee no later than  March  1,  shall

specify   the  Participant's  excess  deferral  amount  for   the

preceding  calendar  year,  and  shall  be  accompanied  by   the

Participant's  written statement that if  such  amounts  are  not distributed, such excess deferral amount, when added  to  amounts deferred  under other plans or arrangements described in sections

401(k),  408(k), or 403(b) of the Code, exceeds the limit imposed on  the Participant by section 402(g) of the Code for the year in which the deferral occurred.



The  excess  deferral amount distributed to  a  Participant  with respect  to a calendar year shall be adjusted for income and,  if there  is  a loss allocable to the excess deferral, shall  in  no event be less than the lesser of the Participant's Account or the

Participant's Pretax Deferrals for the Plan Year.

           Article 5.  Employer Matching Contributions
           -------------------------------------------


      5.1  Employer Matching Contributions.  Each Participant for
           -------------------------------
whom   a  Pretax  Deferral,  an  After-Tax  Contribution  or   an

Adjustment Contribution was made during a month shall be entitled

to   an  additional  allocation  equal  to  75  percent  of   the

contributions under section 4.1 and section 4.9 allocable to  him for the month, provided that the additional allocation cannot  be based on more than 6 percent of Compensation.



Allocations  to  be made for any Participant for  any  Plan  Year under  this section 5.1 shall be limited to the extent  necessary to prevent Annual Additions of the Participant from exceeding the limits of section 5.5.



The  Employer  shall contribute an amount which,  when  added  to forfeitures, is sufficient to provide the required allocations.



      5.2   Deposit of Employer Matching Contributions.   To  the
            ------------------------------------------
extent  not provided from forfeitures in accordance with  section

5.4,  Employer matching contributions shall be paid out of  funds

in  the  manner  specified in section 4.10.   Such  contributions

shall  be  deposited  and posted to the Trust  Fund  as  soon  as practicable  after the end of the payroll period for  which  they are made.



      5.3   Crediting  of  Employer Matching Contributions.   The
            ----------------------------------------------
allocations required under section 5.1 shall be credited  to  the

Matching  Account of any Participant who is entitled to  such  an allocation  as of the date on which the matched Pretax Deferrals,

After-Tax   Contributions   and  Adjustment   Contributions   are

credited.

      5.4   Forfeitures.  The Administrative Committee shall  use
            -----------
forfeitures  occurring in any month to reduce  Employer  matching

contributions  for  such  month and future  months.   Forfeitures

shall  be  used to reduce matching contributions of all Employers without  regard  to whether the forfeitures are  attributable  to persons  employed by any individual Employer.  If the  amount  of forfeitures  occurring in a month exceeds the amount of  matching allocations to be made for such month, then the excess  shall  be held  in  a  suspense account and allocated in lieu  of  Employer

matching   contributions  in  succeeding  months.   No   Employer

matching  contributions shall be made until any  balance  in  the suspense  account is exhausted, and if the Plan terminates  while such  a  balance  exists,  the  balance  shall  be  allocated  in proportion to the Compensation of all Participants for  the  Plan

Year  to the extent of the maximum amount permitted under section

5.5.



       5.5   Limitation  on  Annual  Additions.   Notwithstanding
             ---------------------------------
anything to the contrary contained in this Plan, the total Annual

Additions  under  this  Plan and any other  defined  contribution plan, as defined in section 414(i) of the Code, maintained by the

Employer  or any other Affiliate, to a Participant's Account  for any Plan Year, which shall be the limitation year for purposes of section 415 of the Code, shall not exceed the lesser of:

       (a)  $30,000,  or  such higher amount as may be permitted

            by the Secretary of the Treasury  pursuant  to  Code

            section 415(d), or

       (b)  25 percent of the Participant's Taxable Compensation

            for the limitation year.



       5.6   "Annual Addition" Defined. For purposes  of  section
             -------------------------
5.5,  the term "Annual Addition", with respect to any Participant for a Plan Year shall mean the aggregate of:



       (a)   the  amount   of  Employer contributions  (including

             Pretax Deferrals) and forfeitures allocated  to  the

             Participant's account under this Plan and any  other

             defined
             contribution plan,  as defined in  section 414(i) of

             the Code, maintained  by the Employer or  any  other

             Affiliate for the Plan Year;

      (b)    the   amount   of    a    Participant's    After-Tax

             Contributions made during such Plan Year; and

      (c)    For  the  purpose  of subsection (a) of section  5.5

             only, the amount of Employer contributions, if  any,

             allocated to an  account described in  Code  section

             419A(d)(1) or  an account described in Code  section

             415(l)(2).



      5.7   Other Defined Contribution Plans.  If the Company  or
            --------------------------------
any  nonparticipating  Affiliate maintains  any  other  qualified defined contribution plan for its Employees, some or all of  whom are Participants of this Plan, then any such Participant's Annual

Additions (after reductions required under the provisions of such other plan or plans) shall be reduced by first reducing After-Tax

Contributions  made  pursuant to section 4.1,  then  by  reducing

Pretax Deferrals made pursuant to section 4.1, if necessary, then by  reducing  Employer matching contributions  made  pursuant  to

section   5.1,  if  necessary,  then,  in  the  case   of   those

Participants  who  are participants in the  Retirement  Plan,  by making  the reductions described in section 4.8 of the Retirement

Plan, if necessary, and then by making reductions pursuant to any

other   plan   or   plans  in  which  the  affected   Participant

participates, if necessary, in order to comply with the limits of section 5.5.



     5.8  Defined Benefit Plans.
          ---------------------
     (a)  If   a   Participant   in   this   Plan   was  also   a

          Participant  in a defined benefit plan, as  defined  in

          section 414(j) of the Code, to which contributions were

          made  by  the Employer or any other Affiliate, then  in

          addition to the limitations contained in section 5.5 of

          this  Plan,  the  allocations of the Participant  under

          this  Plan shall be limited to the extent necessary  to

          comply  with the limitation set forth in section 415(e)

          of  the  Code.   For this purpose, the Defined  Benefit

          Fraction shall be
          computed    and    the   Defined Contribution  Fraction

          shall be adjusted (as provided in section 5.7) so  that

          the sum of these fractions shall not exceed 1.0.

    (b)   For  purposes of this section 5.8, the  following

          definitions shall apply:

          (i)  "Defined   Benefit   Fraction"    shall   mean   a

               fraction,  the numerator of which is the aggregate

               of the projected annual benefits (determined as of

               the  last day of the Plan Year) of the Participant

               under  all defined benefit plans (whether  or  not

               terminated)  maintained by  the  Employer  or  any

               other  Affiliate, and the denominator of which  is

               the  lesser  of (x) the product of 1.25 multiplied

               by  the  dollar limitation in effect under section

               415(b)(1)(A) of the Code for such year, or (y) the

               product of 1.4 multiplied by the amount which  may

               be  taken  into account under section 415(b)(1)(B)

               of  the Code with respect to the Participant under

               all such defined benefit plans for such year.

         (ii)  "Defined     Contribution     Fraction"      shall

               mean a fraction, the numerator of which is the sum

               of  the  Annual  Additions  to  the  Participant's

               Account  under  this Plan and  any  other  defined

               contribution plan as defined in section 414(i)  of

               the  Code maintained by the Employer or any  other

               Affiliate  for such Plan Year, and all prior  Plan

               Years,  and the denominator of which is  the  sum,

               for  such Plan Year and each prior year of Service

               with  the Employer or any other Affiliate, of  the

               lesser  of  (x) the product of 1.25 multiplied  by

               the  dollar  limitation in  effect  under  section

               415(c)(1)(A) of the Code for such year (determined

               without regard to section 415(c)(6) of the  Code),

               or (y) the product of 1.4 multiplied by the amount

               which  may  be  taken into account  under  section

               415(c)(1)(B)  of  the  Code with  respect  to  the

               Participant  under  all such defined  contribution

               plans for such year.

     5.9   Deductibility Limitation. The dollar amount of Company
           ------------------------
contributions, as provided under sections 4.1 and 5.1,  shall  be limited  to the amount deductible under section 404 of  the  Code for the taxable year for which such contributions are paid.



     5.10  Adjustment of Allocations. Allocations to the Accounts
           -------------------------
of  a  Participant in excess of the limit of section  5.5  cannot occur because of limitations on allocations set forth in sections

4.5, 5.1 and 5.4.  However, if an allocation to the Account of  a

Participant  would  exceed the limit of  section  5.5  due  to  a reasonable  mistake  in estimating a Participant's  Compensation,

then  any  amount which cannot be allocated shall be  held  in  a suspense  account and shall be allocated to the account  of  such

Participant  in  the  next following Plan Year,  to  the  maximum extent permitted under section 5.5.

                Article 6.  Vesting and Benefits
                --------------------------------


      6.1   Vesting.   The right of a Participant to  his  Pretax
            -------
Deferral Account, his Employee Account, and his Rollover  Account

shall  be  fully vested at all times.  The right of a Participant

to   his  Matching  Account  shall  fully  vest  in  him  or  his

Beneficiary:



      (a)   upon  any  of  the  following  events, while actively

            employed by the Company or an Affiliate:

            (i)    his attainment of age 65;

            (ii)   his death;

            (iii)  his Disability; or

            (iv)   termination of the Plan, or

      (b)   if   the   obligation  to make contributions under this

            Plan  is  terminated,  or  if any  event  occurs  which

            constitutes  a  partial termination of  the  Plan  with

            respect to the Participant.

The   provisions  of  this  section  6.1  notwithstanding,   each

Participant  shall  vest in his Matching  Account  in  increments based on his completed years of Service pursuant to the following table:

          Years of Service              Percentage Vested
          ----------------              -----------------
            Less than 1                        0
                 1                            20
                 2                            40
                 3                            60
                 4                            80
            5 or more                        100

Being  vested  does not mean that a Participant  is  entitled  to immediate receipt of his benefit.  Benefits under the Plan  shall be paid only in accordance with this Article 6.

       6.2    Benefits  Upon  Separation  from  Service.    Every
              -----------------------------------------
Participant who Separates from Service for any reason other  than death  shall  have  the  vested portion of his  Personal  Savings

Account, valued as provided in Article 9, distributed to  him  as soon as practicable after receipt by the Administrative Committee

of  a  request  for  distribution filed by  the  Participant.   A

request  for distribution may be filed only after the earlier  of

(i)  the  Participant's  Separation from Service,  or,  (ii)  his

Required Beginning Date.



Every  Participant, spousal Beneficiary, or Alternate  Payee  who

receives   a   distribution  which  is   an   eligible   rollover

distribution  (as  defined in Code section  402(c)(4))  shall  be entitled  to direct the Administrative Committee to transfer  all or  part  of  the  taxable  portion of his  distribution  to  any

eligible   retirement   plan  (as   defined   in   Code   section

402(c)(8)(B))  which  provides for the  receipt  of  such  direct

transfers.    The  Administrative  Committee  shall,   within   a

reasonable  period  of  time before making an  eligible  rollover distribution,  provide to the recipient a  copy  of  the  written explanation required by Code section 402(f).



      6.3  Forfeiture of Contingent Interests.  Any portion of  a
           ----------------------------------
Participant's Personal Savings Account that is not vested in  him under  the  provisions of section 6.1 upon  his  Separation  from

Service shall be forfeited.  If the Participant is rehired,  then the  cash  value  (determined at the time of forfeiture)  of  the amount  forfeited may be restored to his Personal Savings Account by making a special allocation out of forfeitures.



Any Participant who Separates from Service less than fully vested

will   have   his   forfeitures  restored  upon   rehire.    Upon

restoration, a separate account will be established,  which  will be  credited  by the amount of the forfeiture.  The Participant's vested  portion in this restoration account, at the time  of  the restoration  and at any relevant time thereafter,  shall  be  the greater of

(i)  the Participant's vested percentage in his Matching Account,

     as  determined under section 6.1, multiplied by the  balance in this restoration account, or

(ii) the Participant's vested percentage in his Matching Account,

     as determined under section 6.1, multiplied by the excess of the  sum of the balance in this restoration account and  the

     amount   of  the  distribution  over  the  amount   of   the

     distribution.



In the case of a participant in the MidCon Corp. Employee Capital

Accumulation Plan who separated from service from the Company  or any subsidiary thereof after December 31, 1981 and who is rehired by  the Company or any subsidiary thereof or who is hired by  any other  Employer  and  becomes  a  Participant,  company  matching contributions  made  under  the  MidCon  Corp.  Employee  Capital

Accumulation  Plan which were forfeited under that  plan  at  the time  of  separation  from service shall be restored  under  this

Plan.   In  the case of participants in the MidCon Corp. Employee

Capital  Accumulation Plan who separated from  service  from  the

Company or any subsidiary thereof prior to January 1, 1982, there shall be no such restoration of forfeited contributions.



      6.4  Death Benefits.  Should a Participant die while he  is
           --------------
still  employed  by  the  Company or an  Affiliate,  or  after  a

Separation from Service but prior to distribution of his Personal

Savings  Account,  the  balance of  said  deceased  Participant's

Personal Savings Account, valued as provided in Article 9,  shall be  distributed  to his Beneficiary as soon as practicable  after

the   Participant's   death.   Distribution   of   the   deceased

Participant's Personal Savings Account shall be in the form of an annuity for the life of the Beneficiary with monthly payments  as provided in section 6.5(c), in an immediate lump sum payment,  or in  a  10-year  term certain and continuous annuity with  monthly payments  as  provided in section 6.5(e), as the Beneficiary  may elect prior to the receipt of a benefit on a form filed with  the

Administrative  Committee, provided that if the  Participant  has designated more than one Beneficiary, distribution shall be  made in  the  form  of  a lump sum, with payment to  be  made  to  all

Beneficiaries  concurrently  as soon  as  possible  after  death.

Additionally, a Beneficiary who is the Participant's  spouse  may elect,  prior to receipt of a benefit, on a form filed  with  the

Administrative Committee, to defer receipt of payment of the deceased Participant's Personal Savings Account, but not beyond

the   date  that  would  have  been  the  Participant's  Required

Beginning  Date.   In the absence of an election  otherwise,  the

benefit  shall  be paid to the Beneficiary in an  immediate  lump sum.



      Should  an Alternate Payee or the Beneficiary of a deceased

Participant  or  Alternate Payee die prior to distribution  of  a separate Account established on his behalf, the balance  of  said deceased  individual's Account, valued as provided in Article  9,

shall  be  distributed to his Beneficiary as soon as  practicable after his death.  Such distribution shall be made in the form  of a lump sum.



      6.5   Forms  of Payment.   Every Participant who  Separates
            -----------------
from  Service  for  any  reason other  than  death  or  an  event described  in  Code section 401(k)(10)(A) shall have  the  vested portion of his Personal Savings Account distributed to him  under one  of  the  following  distribution  options  selected  by  the

Participant on a form prescribed by the Administrative Committee:

      (a)  One lump sum payment; or

      (b)  A   partial  cash   distribution in a specified dollar

           amount, provided  that  a Participant  may  request  a

           partial cash  distribution only after five months have

           elapsed since the last such request by the Participant

           has been processed; or

      (c)  A   straight   life annuity providing monthly payments

           for the  life of the Participant.  No monthly payments

           will be made after the Participant's death; or

      (d)  A   joint  and  survivor  annuity  providing   monthly

           payments  for  the  Participant's lifetime.  Upon  the

           Participant's death, 50, 75, or  100  percent  of  the

           monthly  payment,   whichever  is   elected   by   the

           Participant, will  continue for the  lifetime  of  the

           Beneficiary   if   the   Beneficiary   survives    the

           Participant; or

      (e)  A   10-year   term  certain  annuity   which  provides

           monthly  payments for the life of the Participant with

           a guarantee  that a minimum of  120 such payments will

           be
            made  even  if  the Participant dies before receiving

            all   of  them. The  Participant's  Beneficiary  will

            receive the remaining payments; or

      (f)   Deferral   of   receipt  of  payment  of  the  vested

            portion  of  his  Personal  Savings  Account, but not

            beyond his Required Beginning Date,  provided that  a

            Participant  who  elects  a deferral of payment under

            this paragraph (f) may not request  a  partial   cash

            distribution  under  paragraph (b) subsequent to  his

            Required Beginning Date.



A  Participant who Separates from Service as a result of an event described  in  Code  section 401(k)(10)(A),  and  who  would  not otherwise  be  considered to have Separated from  Service,  shall

have   the  vested  portion  of  his  Personal  Savings   Account

distributed to him in one lump sum payment.



The  Company  does  not  guarantee  the  benefits  described   in

paragraphs (c), (d), and (e) above.  In the event of the  failure of  the issuer of an annuity to comply with its obligations under an  annuity  contract purchased by the Plan,  the  Participant's,

Beneficiary's, or Alternate Payee's remedy will be limited to his claim against the issuer.



The  failure  of a Participant to make a selection  as  described above  upon his Separation from Service will be deemed to  be  an election  by  the  Participant to defer the commencement  of  his benefits.



A  Participant who elects to receive a partial cash  distribution pursuant to paragraph (b) may not make a subsequent request for a lump sum payment pursuant to paragraph (a) or an annuity pursuant to paragraph (c), (d), or (e) for a period of one month beginning with the date of the processing of his partial cash distribution.

If distribution is to be made in the form of an annuity, then the balance  of the Participant's Personal Savings Account  shall  be used to purchase an immediate non-transferable commercial annuity contract which shall be distributed to the Participant.



The  automatic distribution option to a Participant  shall  be  a lump sum payment.



In  the  case  of a Participant who elects to receive  a  benefit pursuant  to subsection (d) or subsection (e) above, the  present value of the payments to be made to the Participant must be  more than 50 percent of the present value of the total payments to  be made to the Participant and his Beneficiary.



To  the  extent required under the Code, distributions under  the

Plan  shall be made in a manner which satisfies Section 401(a)(9)

of  the  Code and regulations issued thereunder, which provisions and  regulations  are incorporated into the  Plan  by  reference,

provided,  however,  that  such  provisions  of  the   Code   and

regulations  shall override the other distribution provisions  of the  Plan  only  to  the extent that such other  Plan  provisions provide  for distribution that is less rapid than required  under the provisions of the Code and regulations.  Nothing contained in this  section shall be construed as providing any optional  forms of  payment  that  are  not  available under  other  distribution provisions of the Plan.



An  election  form shall be provided to the Participant  in  non-

technical language and shall contain (i) a general description of the  distribution  options and the relative financial  effect  of each  option,  and  (ii) notification that such  Participant  may subsequently request to receive an additional written explanation in non-technical language, of the terms, conditions and projected financial  impact of one or more of the distribution options  (in terms of dollars per projected monthly annuity payment).

Any election by a married Participant to receive his benefits  in the form of an annuity other than a 50 percent, 75 percent or 100 percent  joint  and  survivor annuity with his  spouse  as  joint annuitant  must  be  accompanied by a signed,  notarized  written

consent   from   the   spouse  on  a  form  prescribed   by   the

Administrative   Committee,  which  consent  shall   state   that

potential  effect  to  such  spouse  of  consenting  to  such  an election.  Such consent must designate a Beneficiary (or form  of benefits)  which  may  not  be changed without  spousal  consent,

provided  that  the  consent of the spouse may  expressly  permit designations  by  the  Participant without  any  requirement  for further  consent  by  the spouse.  Any  election  of  a  form  of

distribution   under  this  section  must  be  filed   with   the

Administrative  Committee during an election period  of  90  days ending on the day prior to the date as of which his benefits  are scheduled to commence; provided, however, that if the Participant makes  a  timely  request to receive additional  information,  as described  above, the election period shall not end prior  to  60 days following the furnishing of such information.  A Participant may  revoke  an  election of any benefit form described  in  this section and choose again to take any form of benefit available to him  hereunder  at  any time and any number of times  within  the above  election  period.  If the Participant  makes  an  untimely request for additional information, the Administrative Committee,

at  its  discretion, may grant such request, but the granting  of such  request  shall not result in the extension of the  election period.



In the case of an Alternate Payee who becomes entitled to receive his  Account pursuant to an appropriate domestic relations order,

where  the order so permits, or where the order is silent  as  to the  form of payment to be made, his Account shall be distributed to  him in the form of a lump sum payment pursuant to option  (a)

above,  or  in the form of a lump sum payment pursuant to  option

(f)  above,  as the Alternate Payee may select on a  form  to  be prescribed  by the Administrative Committee.  In the  absence  of such  a  selection  by an Alternate Payee, his  Account  will  be distributed to him in the form of a lump sum payment pursuant  to

option  (a)  above.   Where  an order so  permits,  an  Alternate

Payee's  Account  may be distributed to him  in  the  form  of  a straight life annuity providing monthly payments for the life  of the Alternate Payee.

In  the  case  of  a Participant or Alternate Payee  receiving  a distribution  in  the form of one lump sum payment,  pursuant  to option  (a)  above,  or as a lump sum payment  under  option  (f)

above,   the  value  of  his  vested  interest  attributable   to

investments  other  than  Stock  shall  be  paid  in  cash   when

distributed,  and  the vested interest that  is  attributable  to account balances consisting of Stock shall be distributed in full

shares  of  Stock  plus  cash  representing  the  value  of   any

fractional   share.    However,  by   written   notice   to   the

Administrative Committee, the Participant or Alternate Payee  may

elect  to receive cash in such amount as may be provided  by  the value  (as  determined under Article 9) of the Stock  that  would otherwise be distributed to him.



      6.6  Time of Payment of Benefits.  Distribution of benefits
           ---------------------------
to a Participant who Separates from Service shall begin not later than  the  60th  day after the close of the Plan  Year  in  which occurs  the  later  of  (i)  the  Participant's  Separation  from

Service,  or  (ii)  the Participant's 65th birthday,  unless  the

Participant  chooses a later payment under section 6.2.   If  for

any  reason  the  amount which is required to be paid  cannot  be ascertained  on the date payment would be due hereunder,  payment or  payments  shall  be made not later than  60  days  after  the earliest date on which the amount of such payment is ascertained.



In  the  case  of an Alternate Payee who is entitled  to  receive benefits under this Plan, distribution of benefits may be made at any time that the governing order may permit, irrespective of the

Participant's age and irrespective of whether the Participant has

Separated  from  Service,  so long as either  the  amount  to  be distributed to the Alternate Payee does not exceed $3,500 or  the

Alternate Payee consents in writing to the distribution.



      6.7   Withdrawals.  Any Participant or Inactive Participant
            -----------
who  is  actively  employed by the Company or  an  Affiliate  may withdraw  any amount or shares, up to 100 percent of the  sum  of

(i)  such  Participant's  Employee  Account,  (ii)  his  Matching

Account if the Participant is
fully vested in such Account, and (iii) his Rollover Account,  if any,  to  the  extent  permissible, provided that  no  withdrawal request  may be made during the five-month period beginning  with the  date the Participant's or Inactive Participant's most recent withdrawal  request was processed.  Any Participant  or  Inactive

Participant  who  has  attained  age 59-1/2 may also withdraw any amount  or  shares  in  his  Pretax  Deferral  Account under this section.  A  Participant  or  an  Inactive  Participant  shall be prohibited  from  requesting  a  withdrawal  in  any  semimonthly

processing  period   in  which  a   loan  distribution  is  being

processed.



Application for a withdrawal shall be made on such forms  as  the

Administrative Committee prescribes and shall be effective as  of the  end  of  the  semimonthly processing period  in  which  such

application  is  received by the Administrative  Committee.   The

Administrative Committee shall direct the Trustee, in such cases,

to  pay  the  Participant or Inactive Participant the  amount  so requested in a single sum.



Every  Participant who receives a withdrawal which is an eligible rollover  distribution  (as defined in  Code  section  402(c)(4))

shall  be  entitled  to  direct the Administrative  Committee  to transfer all or part of the taxable portion of his withdrawal  to

any   eligible  retirement  plan  (as  defined  in  Code  section

402(c)(8)(B))  which  provides for the  receipt  of  such  direct

transfers.    The  Administrative  Committee  shall,   within   a

reasonable  period  of  time before making an  eligible  rollover distribution,  provide to the recipient a  copy  of  the  written explanation required by Code section 402(f).



A  withdrawal from a Participant's Account balances  invested  in

Stock  shall  be  in the form of full shares of  Stock  and  cash representing any fractional share, except that cash shall be paid in  lieu of full shares of Stock if the Participant specified  in his  written request for withdrawal that the withdrawal be in the form  of  cash.  A withdrawal from account balances  invested  in assets other than Stock shall be paid in cash.

Withdrawals   shall   be   paid  out  of   the   net   cumulative

contributions,  together with earnings  thereon,  on  a  pro-rata basis, from the Employee Account.  Additional amounts shall  then be  withdrawn, if needed, from the Rollover Account, if  any,  to the extent permissible, then from the Pretax Deferral Account  if

permissible,   and  then  from  the  Matching  Account.    If   a

Participant  withdraws any amount from the Matching Account,  the

Participant (other than a Participant who has attained age 59-1/2 at the time the withdrawal is requested, and  who  withdraws  the entire  balance  in his Personal Savings Account)  shall  not  be permitted  to  make any Pretax Deferrals, After-Tax Contributions

or   Adjustment   Contributions,  or  receive  Company   Matching

Contributions  for  a  period of six calendar  months  after  the

withdrawal  is  processed.   The  preceding  sentence  shall   be

inapplicable in the case of a withdrawal effected by  a  creditor of  a Participant pursuant to any insolvency proceeding initiated under federal or state law or pursuant to any tax levy.



      6.8  Debiting of Investment Funds.  If a Participant making
           ----------------------------
less  than a total withdrawal of his Accounts under section  6.7,

or  receiving  a  distribution of excess deferral  amounts  under

section  4.12  has  his  Accounts  invested  in  more  than   one

Investment Fund, the amount withdrawn from his Accounts shall  be withdrawn  from such Investment Fund or combination of Investment

Funds  as  the Employee may elect at the time of application,  in

accordance   with   rules  promulgated  by   the   Administrative

Committee.



In the absence of a specification by the Participant as described in the previous paragraph, the amount withdrawn from his Accounts shall be withdrawn on a pro-rata basis as described above.



If  a  Participant  receives a partial  cash  distribution  under section 6.5(b), the amount distributed from his Accounts shall be withdrawn  from his Investment Funds on a pro-rata  basis  within each
such  Account as follows:  first, his Employee Account, then  his

Rollover Account, then his Pretax Deferral Account, and then  his

Matching Account.



     6.9  Small Amounts. If the vested balance of a Participant's
          -------------
Personal  Savings  Account is $3,500  or  less  when  he  or  his

Beneficiary becomes entitled to a benefit under sections  6.4  or

6.5,  then distribution shall be made in the form of a  lump  sum payment, partial cash distribution, or a deferral as described in sections 6.5(a), 6.5(b), and 6.5(f), respectively.

                  Article 7.  Participant Loans
                  -----------------------------


      7.1   Eligibility.  An Employee who is an Eligible Employee
            -----------
or an Inactive Participant may borrow from the Plan in accordance with the terms and conditions of this Article 7.



An  Employee may have only one loan outstanding at any time.   An

Employee  shall be prohibited from applying for  a  loan  in  any semimonthly  processing period in which an in-service  withdrawal is being processed.  The preceding sentence shall be inapplicable in  the  case  of  a  withdrawal effected  by  a  creditor  of  a

Participant pursuant to any insolvency proceeding initiated under federal or state law or pursuant to any tax levy.



An Employee who has an outstanding loan as a result of a transfer

described   in   section   9.9  from  the  Occidental   Petroleum

Corporation Savings Plan shall be prohibited from applying for an additional loan.



      7.2   Loan Amount.  An eligible Employee shall be  able  to
            -----------
borrow  an amount of at least $1,000, in increments of  $100,  as long as the amount of the loan does not exceed the lesser of

(a)  fifty  percent  (50%)  of  the  Employee's  vested  Personal

     Savings Account value, or

(b)  fifty  thousand  dollars ($50,000), reduced by  the  highest outstanding balance of loans to the Employee during the  one year  period ending on the day before the date on which such loan was made.



If  the  Employee  is also covered under another  qualified  plan maintained  by  the  Company or an Affiliate, the  limitation  of clause  (b), above, shall be applied as though all such qualified plans with loan provisions are one plan.

The  amount  of  the loan shall be limited so that repayments  of principal and interest will not exceed fifteen percent  (15%)  of base compensation.



     7.3  Loan Terms.  The period of repayment for any loan shall
          ----------
be  arrived  at  by  mutual agreement between the  Administrative

Committee and the Employee; provided, however, that the period of repayment  must be in full-year increments and shall  not  extend beyond  the  earlier  of five years or the Employee's  Separation from Service.



All  loans  shall bear an interest rate which shall be stated  by the Administrative Committee and shall be based on the rate being charged by Western Federal Credit Union for loans secured by  the borrower's deposit account during the calendar month prior to the calendar  month  in which the loan is made.  Such  interest  rate shall remain in effect for the entire loan term.



All  loans  shall  include repayment provisions  requiring  equal periodic  payments no less than quarterly over the  term  of  the loan.



      7.4   Source of Loan Funds and Valuation.  The funds needed
            ----------------------------------
to  provide  the  principal amount of the loan  shall  come  from

liquidation  of  Investment  Funds.   The  amounts  held  in  the

Employee's  Pretax Deferral Account, Rollover Account,  and  then

Employee Account shall be liquidated from such Investment Fund or combination of Investment Funds as the Employee may elect at  the time of application, in accordance with rules promulgated by  the

Administrative Committee.  In the absence of such an election  by the  Participant, the amount withdrawn from his Investment  Funds shall be withdrawn on a pro-rata basis.



If  all  the  funds  in the Employee's Pretax  Deferral  Account,

Rollover  Account, and Employee Account have been exhausted,  and if additional funds are needed to provide the principal amount of the  loan,  the Matching Account shall be liquidated  to  provide additional loan funds.

Account  balances  liquidated from the OPC  Stock  Fund  will  be valued  on  the  last business day of the semimonthly  processing period  in  which the loan is processed.  If the volume  of  loan requests  pertaining to the OPC Stock Fund in a given  processing period  necessitates selling shares on the open market, then  the loan  proceeds liquidated from the OPC Stock Fund will be  valued based on the average price of all shares liquidated in the period the  loan  is  processed.  Account balances liquidated  from  all other  funds  will  be  valued  at  the  closing  value  for  the semimonthly processing period in which the loan is processed.



      7.5   Loan  Account.   The Administrative  Committee  shall
            -------------
establish  a loan account for the Employee, and shall credit  the account with an amount equal to the principal amount of the  loan granted.  Each repayment of the principal on the loan received by the  Trustee from the Employee shall reduce the balance  credited to the loan account.



      7.6   Repayments.   Repayments of the  loan  principal  and
            ----------
interest  will  be made through regular payroll deductions.   The

Employee  will  be  required  to  complete  a  payroll  deduction authorization form for the amount of the repayments, which  shall

be  irrevocable throughout the term of the loan.   Employees  who

are  paid  monthly, bi-weekly/semi-monthly, and weekly will  have twelve,  twenty-four and forty-eight periodic payroll deductions,

respectively, for each year of the term of the loan.



Periodic  loan  repayments  shall  first  be  credited   to   the

Employee's  Matching  Account,  until  all  amounts  which   were

liquidated  for the loan principal amount from that  Account,  if any, have been repaid.  Repayments shall then be credited to  the

Employee Account loan balance, if any, then the Rollover  Account loan  balance, if any, and then the Pretax Deferral Account  loan balance, if any, in the same proportions within each such Account as the Employee's current contributions are being invested in the

Investment Funds, until all amounts which were liquidated for the loan principal amount from those Accounts have been repaid.  If an Employee is not currently contributing to the

Plan,  all  repayments  will then be  credited  to  the  Employee

Account  loan  balance,  if any, then the Rollover  Account  loan balance,  if  any,  and  then the Pretax  Deferral  Account  loan balance, if any, in the same proportions within each such Account as the latest investment election on file for the Employee, until all  amounts which were liquidated for the loan principal  amount from  those Accounts have been repaid.  If no investment election is  on file, all repayments to the Employee Account loan balance,

if  any,  Rollover  Account  loan balance,  if  any,  and  Pretax

Deferral Account loan balance, if any, will be made to the  Money

Market Fund, until all amounts which were liquidated for the loan

principal  amount  from  those Accounts have  been  repaid.   Any

accrued  interest  on the loan balances in the  various  Accounts will  be  credited to the Account to which the related  principal repayment is credited.



If  an Employee's total compensation will not equal the amount of the  required  loan repayment for a period not  to  exceed  three months,  loan  repayment payroll deductions shall  be  suspended.

When  the  Employee's  total compensation once  again  equals  or exceeds the required loan repayment, payroll deductions shall  be reactivated in the first payroll period coincident with  or  next

following   the  increase  of  total  compensation.    When   the

repayments  are  reactivated, if the number  of  payroll  periods remaining  are  not  sufficient to  cover  the  outstanding  loan balance  at  the end of the maximum loan term, the  loan  payment shall be reamortized or otherwise adjusted.



The  Employee  may  make a prepayment of the  entire  outstanding principal loan balance at any time after the end of the month  in which  the  loan  application is processed,  provided  that  this limitation shall be inapplicable to an Employee who has Separated from  Service.  Any prepayments shall be credited  first  to  the

Matching Account until all amounts which were liquidated for  the loan  principal  amount,  if any, from  that  Account  have  been repaid.  Any remaining prepayments shall then be credited to  the remaining  Employee  Account  loan  balance,  if  any,  then  the remaining  Rollover Account loan balance, if any,  and  then  the remaining Pretax

Deferral  Account  loan balance, if any, in the same  proportions within  each such Account as the Employee's current contributions are  being  invested in the Funds, until all amounts  which  were liquidated for the loan principal amount from those Accounts have

been  repaid.   If the Employee is not currently contributing  to

the  Plan, all prepayments will then be credited to the  Employee

Account  loan  balance,  if any, then the Rollover  Account  loan balance,  if any, and then the remaining Pretax Deferral  Account loan  balance, if any, in the same proportions within  each  such

Account  as  the  latest  investment election  on  file  for  the

Employee,  until all amounts which were liquidated for  the  loan

principal  amount from those Accounts have been  repaid.   If  no

investment  election  is on file, all prepayments  will  then  be credited  to  the  outstanding  loan  balances  of  the  Employee

Account, if any, then the Rollover Account, if any, and then  the remaining  Pretax  Deferral Account, if any,  and  in  each  such

Account  to the Money Market Fund.  Any accrued interest  on  the loan  balances  in the various Accounts will be credited  to  the

Account  to  which  the  related principal payment  is  credited.

Notwithstanding  the loan prepayment provisions described  above,

an   Employee  whose  outstanding  loan  balance  is   considered

delinquent  as described in section 7.9 shall be prohibited  from making a prepayment of his outstanding principal loan balance.



      7.7   Leave of Absence.  An Employee who is on an approved,
            ----------------
unpaid  leave of absence for a period not to exceed three months,

shall  have  his  repayment payroll deduction suspended  for  the duration of the leave.  When the Employee returns to pay  status,

the  payroll deductions will be reactivated, as described in  the third  paragraph of section 7.6, and payments retroactive to  the date of commencement of the leave of absence will be required.



An Employee who is on an approved, unpaid leave of absence for  a period greater than three months, but not to exceed twelve months shall have his loan reamortized (for a period not exceeding  five years from the original loan date) when he returns to pay status.

The payroll
deductions  shall be increased upon the reamortization,  and  the

Employee  shall  be required to complete a new payroll  deduction authorization form for the new amount.



When  an  Employee incurs a Separation from Service  pursuant  to section 2.1(dd), any outstanding loan balance is treated pursuant to the terms of section 7.8.



      7.8   Separation from Service.  When an Employee  incurs  a
            -----------------------
Separation  from Service, the outstanding loan balance  shall  be due  and  payable as of the last day of the month  in  which  the

Separation from Service occurs.  If the loan has not exceeded the maximum  loan  term,  the Employee or the Employee's  Beneficiary will  have a period of two months from the last day of the  month in  which the Separation from Service occurred, in which to repay the  outstanding  loan balance in full.  If the Employee  or  the

Employee's Beneficiary does not pay the outstanding loan  balance in full within the two-month period, or the maximum loan term has been exceeded, any outstanding loan balance shall be treated as a distribution.



      7.9   Delinquent  Payments.  A  loan  shall  be  considered
            --------------------
delinquent if

      (a)   the  Employee,  not  covered  pursuant  to the  third

            paragraph  of section 7.6, sections 7.7 or 7.8, fails

            to make a regularly scheduled repayment,

      (b)   the  Employee's  total  compensation  is insufficient

            to   make   the  authorized  loan  repayment  payroll

            deduction for a period exceeding three months,  while

            he  is  in  active pay status, or

      (c)   the   authorized  loan  repayment  payroll deductions

            are reduced or suspended for any reason.



When   an  Employee's  outstanding  loan  balance  is  considered delinquent,  the outstanding loan balance shall be treated  as  a distribution  from his Personal Savings Account  which  shall  be taxable  to  the Employee to the extent the amount treated  as  a distribution to the Employee
consists of taxable amounts.  In such an event, the Participant's

Loan  Account shall be considered to contain an after-tax balance equal  to  the  taxable  portion  of  the  amount  treated  as  a

distribution.   The after-tax balance thus established  shall  be

eligible  for  treatment as a nontaxable  distribution  upon  the

Employee's Separation from Service.



     7.10  Discontinuance. The foregoing sections of this Article
           --------------
7  notwithstanding,  the  Administrative Committee  reserves  the right to stop granting loans to Employees at any time.

                Article 8.  Investment Elections
                --------------------------------


      8.1   Investment  of Contributions.  All Pretax  Deferrals,
            ----------------------------
After-Tax Contributions, Adjustment Contributions, rollovers, and loan  repayments (both principal and interest)  made  by  and  on behalf  of a Participant each Plan Year shall be invested as  the

Participant shall designate in the Fixed Income Fund,  the  Money

Market Fund, the OPC Stock Fund, the Standard & Poor's 500  Index

Fund,  the  Fidelity  Puritan Fund, the Fidelity  Asset  Manager:

Growth   Fund,  the  Fidelity  Magellan  Fund,  or  the  Fidelity

Contrafund in increments of 5 percent of the aggregate amount  of such contributions.  All Matching Contributions allocated to  the

Account of a Participant shall be invested in the OPC Stock Fund.

Each  Participant  may make the designation  described  above  by

filing  an  election  with  the  Administrative  Committee   upon

becoming a Participant, and may change such election at any  time thereafter  by  filing another election with  the  Administrative

Committee.   In the event that a Participant fails  to  designate

the  Investment  Fund  in which his Pretax  Deferrals,  After-Tax

Contributions,    Adjustment    Contributions,    or     rollover

contributions are to be invested, such amounts shall be  invested in  the  Money Market Fund.  Any such election filed upon initial enrollment or upon a resumption or change in the amount of Pretax

Deferrals,  After-Tax Contributions and Adjustment  Contributions

shall  take  effect as of the first day of the month  of  receipt thereof by the Administrative Committee.  Elections hereunder may be made only once in any semimonthly processing period.



     8.2  Transfers of Existing Balances.  Participants, Inactive
          ------------------------------
Participants  and  Alternate Payees may  elect  to  transfer,  in accordance  with  procedures established  by  the  Administrative

Committee,  amounts  allocated to  their  accounts  as  described herein.



Each  Participant, Inactive Participant, and Alternate Payee  may

elect  not  more  often  than once in any semimonthly  processing period  to  transfer  amounts allocated to  his  Pretax  Deferral

Account,  Employee Account, and Rollover Account from  the  Fixed

Income Fund, the Money Market

Fund,  the OPC Stock Fund, the Standard & Poor's 500 Index  Fund,

the  Fidelity  Puritan Fund, the Fidelity Asset  Manager:  Growth

Fund,  the Fidelity Magellan Fund, or the Fidelity Contrafund  to

the  Pretax  Deferral  Account,  Employee  Account,  or  Rollover

Account within one or more of the same Funds, in increments of  5 percent of the amount being transferred.



Each  election  made  pursuant  to  this  section  8.2  shall  be effective  as  of  the  last  business  day  of  the  semimonthly processing  period  in which notice thereof is  received  by  the

Administrative Committee.



Any  transfer made pursuant to this section 8.2 does  not  affect the  investment of future employee contributions, which  will  be invested according to the last election filed pursuant to section

8.1.



Nothing  contained  in  this section 8.2 shall  be  construed  as preventing  a  Participant or Inactive  Participant  from  having amounts  allocated  to  his  Pretax  Deferral  Account,  Employee

Account,  Matching Account, or Rollover Account in any Investment

Fund  transferred to one or more other Investment Funds  for  the purpose  of  facilitating an asset transfer to the trustee  of  a qualified  retirement  plan  sponsored  by  a  purchaser  or  the subsidiary of a purchaser as a result of a transaction  involving the  sale  by  the  Company  or an Affiliate  of  either  all  or substantially all of the outstanding common stock of an Affiliate or  all  or  substantially  all of the  assets  of  a  production facility,  under circumstances where the Participant or  Inactive

Participant  is  employed by the Affiliate or at  the  production facility that is the subject of the sale.



      8.3   Transfer  of  Assets.  In the case  of  transfers  of
            --------------------
existing  Account balances under section 8.2, the  Administrative

Committee  shall direct the Trustee to transfer moneys  or  other

property  as  soon  as  is  practical  after  the  end  of   each

semimonthly  processing  period from the  appropriate  Investment

Fund  to  the  other Investment Fund in order to  carry  out  the

aggregate   transfer   transactions  after   the   Administrative

Committee has caused the necessary entries to be made in the Participants' Accounts in the Investment Funds and

has  reconciled offsetting transfer elections, in accordance with

uniform   rules   therefor  established  by  the   Administrative

Committee.

    Article 9.  Participant Accounts and Records of the Plan
    --------------------------------------------------------


       9.1   Accounts  and  Records.   The  Participant's  Pretax
             ----------------------
Deferral   Account,  Matching  Account,  Employee  Account,   and

Rollover  Account  shall  be  assigned  a  subaccount  for   each

Investment  Fund  in  which the Account is invested.   Each  such

subaccount  shall  be maintained and valued separately  from  all other  subaccounts.  The Administrative Committee shall  maintain records relative to a Participant's Accounts so that there may be determined  as of any Accounting Date the current  value  of  his

Accounts in the Trust Fund.



Each  Participant shall be advised from time to  time,  at  least once  each  Plan  Year, as to the value of his  Personal  Savings

Account  and  the portions thereof attributable to  his  Employee

Account,  Matching Account, Pretax Deferral Account, and Rollover

Account.



      9.2   Account  Value.  As  of  any  given  date  for  which
            --------------
determination  of  the  value  of  a  Participant's  Account   is

required,  such  value shall equal the sum of the  value  of  his

Pretax Deferral Account, Employee Account, Matching Account,  and

Rollover  Account as of the preceding Accounting  Date  plus  any additional contributions withheld or paid and less the amount  of any  withdrawals from such Account after the Accounting Date  and prior to the date of determination.



Each  Participant shall be advised from time to  time,  at  least once  each  Plan  Year, as to the value of his  Account  and  the portions thereof attributable to his various Investment Funds.



     9.3  Investment Funds.   The Trust Fund shall consist of the
          ----------------
Investment Funds, and each Participant who has any interest in an

Investment  Fund shall have an undivided proportionate  interest.

The  Administrative Committee shall have the right  to  determine the  number of Investment Funds to be maintained by the Plan, and to increase or decrease that
number from time to time as it deems appropriate.  The Investment

Committee   shall  establish  additional  Investment   Funds   or

eliminate   existing  Investment  Funds  as   directed   by   the

Administrative Committee.  In so doing, the Investment  Committee shall  implement and carry out investment objectives and policies which it shall establish and maintain.



     9.4  Valuation Adjustments.  As of each Accounting Date, the
          ---------------------
Administrative Committee, after crediting Participants'  Accounts with contributions made during the period ending on that date  as provided  herein,  shall adjust the net credit  balances  in  the

Accounts   of  Participants  or  their  Beneficiaries,   in   the

respective  Investment  Funds  of  the  Trust  Fund,  upward   or

downward,  in  proportion to the Account  balance  of  each  such

Participant  in the Investment Fund as of the first  day  of  the period,  so  that the sum of such net credit balances will  equal the  net  value of each Investment Fund of the Trust Fund  as  of

that   Accounting  Date.   The  Administrative  Committee   shall

determine  the  net value of an Investment Fund,  by  subtracting from the fair market value of assets (as reported by the Trustee)

held   in   such   Investment  Fund  any  expenses,  withdrawals,

distributions  and transfers chargeable to that  Investment  Fund which  have  been incurred but not yet paid.  All  determinations made  by  the  Trustee  with respect to fair  market  values  and determinations  of  the Administrative Committee  concerning  net value  shall  be  made  in  accordance  with  generally  accepted principles of trust accounting, and such determinations  when  so made  by  the Trustee and the Administrative Committee  shall  be conclusive and binding upon all persons having an interest  under the Plan.



      9.5   Loan  Accounts.   The value of a  Participant's  Loan
            --------------
Account  shall  at  all  times  equal  the  amount  of  principal outstanding on his loan.



      9.6   OPC  Stock  Fund  Valuation.   The  balance  of  each
            ---------------------------
Participant's   Matching  Account,  and  any   portion   of   the

Participant's  Pretax  Deferral  Account,  Employee  Account   or

Rollover

Account  invested  in the OPC Stock Fund shall be  maintained  in full and fractional shares of Stock.



All  Stock acquired by the OPC Stock Fund, including, but not  by way of limitation, Stock contributed directly by the Employer  or purchased with the contribution made pursuant to Articles  4  and

5,  Stock purchased with cash dividends paid in respect of Stock,

Stock  acquired from stock dividends and stock splits, and  Stock purchased  with the proceeds of the sale or exchange of warrants,

rights  or  dividends in kind distributed in  respect  of  Stock,

shall  be  allocated  to  the Accounts of Participants  based  on

Participants'  Account  balances  as  of  the  beginning  of  the semimonthly processing period in which the Stock is acquired.



For  the purpose of valuing a Participant's Account in connection with any withdrawal, loan or transfer under the provisions of the

Plan or for the purpose of any distribution in kind or partly  in kind, shares of Stock shall be valued as of the effective date of the withdrawal, loan, transfer or distribution based on composite closing  quotations that include trades on the New York, Midwest,

Pacific,  Philadelphia, Boston and Cincinnati stock exchanges  on the  last  trading  day of the semimonthly processing  period  in which  such withdrawal, loan, transfer or distribution  is  made;

provided, however, that if shares of Stock are sold in connection with  such  a  withdrawal, loan, transfer  or  distribution,  the shares  sold  shall  be  valued  at  the  net  proceeds  received

therefor.   If the closing price of such Stock shall  not  be  so

quoted   or  if  so  quoted  shall  not  be  available   to   the

Administrative Committee, a composite index price or other  price which  shall be generally accepted for the establishment of  fair market  value  shall be used for the purpose of  so  valuing  the

Participant's Account.



      9.7   Cost Account.  The Trustee shall maintain records  so
            ------------
that  the  cost  or  "basis"  (for tax  purposes)  of  the  Stock allocated  to his Account may be determined as of any  Accounting

Date.  Whenever shares of Stock are allocated to the Account of a

Participant, such shares shall
be  assigned  a  cost  equal to the average cost  of  all  shares

allocated  at  the  same  time  in  accordance  with  rules   and

procedures   adopted  for  the  purpose  by  the   Administrative

Committee.



      9.8   Rollovers.  Subject to the Administrative Committee's
            ---------
approval, amounts which a Participant has received or is entitled

to   receive  from  any  other  employee  benefit  plan  may,  in accordance with uniform and nondiscriminatory procedures  adopted

by   the   Administrative  Committee,  be  transferred   by   the

Participant to this Plan or, alternatively, by the trustee of the other  employee  benefit  plan directly  to  this  Plan,  and  if transferred,  shall  be  credited to such Participant's  Rollover

Account   hereunder,  provided  the  following   conditions   are

satisfied:



           (a)    The   rollover   amounts   tendered   to    the

                  Administrative   Committee   must   have   been

                  received  by  or on  behalf  of the Participant

                  from:

                  (1)  A  plan  qualified under section 401(a) of

                       the Code; or

                  (2)  A  conduit  individual retirement account,

                       described  in  section 408(d)(3)(A)(ii) of

                       the   Code,   to   which   no   individual

                       retirement   account   contributions  were

                       made  or  rolled  over  from  a  qualified

                       plan.

           (b)    In  the  case  of a distribution described

                  in  (a)(1),  above,  the  amounts tendered

                  must not include:

                  (1)  Amounts  contributed  to  a qualified

                       plan  on  an  after-tax  basis  by  a

                       Participant, or

                  (2)  Any   other   amounts  not   eligible

                       for rollover treatment.

           (c)    Amounts   must   be   received    by   the

                  Administrative Committee  not  later  than

                  60   days   after   the  distribution  was

                  received by the Participant.



The Administrative Committee shall establish such procedures, and may  require such additional information from the Participant  as it  deems  necessary or appropriate to determine that a  proposed transfer hereunder will satisfy the above requirements.  Rollover amounts shall be
transmitted  to  the  Trustee to be invested in  such  Investment

Funds  as  the  Eligible Employee may select, in accordance  with such  rules  as are provided in Article 8, or in accordance  with other procedures approved by the Administrative Committee.



      9.9   Transfers Involving Occidental Petroleum  Corporation
            -----------------------------------------------------
Savings Plan.  In the case of a Participant who ceases to  be  an
------------
Eligible Employee due to his having transferred to the employment of  Occidental Petroleum Corporation or any other Affiliate which is  not  an  Employer,  a transfer of the Participant's  Personal

Savings Account shall be made to the Participant's account in the

Occidental  Petroleum Corporation Savings Plan  (the  "Occidental

Savings Plan").  Such transfer shall be effected on a date to  be

established   by   the   Administrative   Committee    and    the

administrative  committee of the Occidental Savings  Plan,  which date  shall  be no later than the end of the Plan Year  following the  Plan Year in which such transfer of employment occurs.  Such transfer  shall  be made irrespective of whether the  Participant elects to participate in the Occidental Savings Plan.  The amount of  cash  and  Stock  thus transferred will be  credited  to  the

Participant's   account  in  the  Occidental  Savings   Plan   in

accordance  with  such procedures as may be  established  by  the

Administrative Committee and the administrative committee of  the

Occidental   Savings  Plan,  provided  that  the   Administrative

Committee  provides notice of such transfer in  advance  to  such

Participant.   Notwithstanding  the  above  language,   no   such

transfer  shall be made in the event that the Affiliate to  which the  Participant  transfers employment  is  not  a  participating employer  in  the Occidental Savings Plan, or in  the  event  the

Participant  fails  to  meet  the  eligibility  requirements  for participation in the Occidental Savings Plan.

In  the case of an Employee who becomes an Eligible Employee  due to  his  having  transferred from the  employment  of  Occidental

Petroleum  Corporation or any other Affiliate  which  is  not  an

Employer and who has a balance in the Occidental Savings Plan,  a transfer  shall  be  made  to  the Eligible  Employee's  Personal

Savings Account.  Such transfer shall be effected on a date to be

established   by   the   Administrative   Committee    and    the

administrative  committee of the Occidental Savings  Plan,  which date  shall  be no later than the end of the Plan Year  following the  Plan Year in which such transfer of employment occurs.  Such transfer  shall  be  made irrespective of  whether  the  Eligible

Employee elects to become a Participant.  The amount of cash  and

Stock  thus  transferred will be credited  to  the  Participant's

Account  in accordance with such procedures as may be established by  the Administrative Committee and the administrative committee of  the Occidental Savings Plan, provided that the Administrative

Committee  provides notice of such transfer in  advance  to  such

Participant.   In  the event of such a transfer, the  transferred

amount shall be allocated to the Investment Funds available under the  Plan in accordance with the Participant's investment of  the

amounts  transferred  in the Occidental  Savings  Plan.   Amounts

transferred  from  the Participant's "matching  account"  in  the

Occidental  Savings Plan shall be invested in the OPC Stock  Fund

and shall be credited to the participant's Matching Account.   In

the event that the Investment Funds in the Plan do not correspond to  the  investment funds available under the Occidental  Savings

Plan at the time of the transfer, transferred amounts (other than amounts transferred from the Participant's "matching account"  in the  Occidental  Savings Plan) shall be invested  in  the  Plan's

Investment  Funds  which,  as determined  by  the  Administrative

Committee,  most  closely correspond to  such  investment  funds,

taking into
account  the  stated investment objectives and  risk  and  return characteristics of such investment funds.

The  transfers  described in this section 9.9 shall  comply  with

Code section 411(d)(6).

The  provisions of this section 9.9 shall be inapplicable in  the event  that  Occidental Petroleum Corporation  ceases  to  be  an

Affiliate.

                     Article 10.  Financing
                     ----------------------


      10.1  Financing.   The Company shall maintain  a  Trust  to
            ---------
finance the benefits under the Plan, by entering into one or more

Trust  Agreements or insurance contracts approved by the Company,

or  by  causing  insurance contracts to be  held  under  a  Trust

Agreement.   Any  Trust  Agreement is  designated  as  and  shall

constitute  a part of this Plan, and all rights which may  accrue to  any person under this Plan shall be subject to all the  terms and  provisions  of  such Trust Agreement.  A  Trustee  shall  be appointed by the Board of Directors and shall have such powers as provided  in  the Trust Agreement.  The Company  may  modify  any

Trust  Agreement  or  insurance contract from  time  to  time  to accomplish the purpose of the Plan and may replace any  insurance company  or appoint a successor Trustee or Trustees.  By entering into  such  Trust Agreements or insurance contracts, the  Company shall  vest in the Trustee, or in one or more investment managers

(as  defined under ERISA) appointed under the terms of the  Trust

Agreement   from  time  to  time  by  action  of  the  Investment

Committee, responsibility for the management and control  of  the

Trust  Fund.  In the event the Investment Committee appoints  any such investment manager, the Trustee shall not be liable for  the

acts  or  omissions  of  the  investment  manager  or  have   any

responsibility to invest or otherwise manage any portion  of  the

Trust  Fund  subject  to  the  management  and  control  of   the

investment manager.  The Investment Committee from time  to  time shall  establish  a funding policy which is consistent  with  the objectives  of the Plan and shall communicate it to  the  Trustee

and   each   investment  manager  so  that  they  may  coordinate

investment policies with such funding policy.



      10.2  Employer Contributions.  The Employer shall make such
            ----------------------
contributions  to the Trust Fund as are required  by  this  Plan,

subject to the right of the Company to discontinue the Plan.

      10.3  OPC Stock Fund.  The OPC Stock Fund shall consist  of
            --------------
shares  of  Stock  and  cash or cash equivalents  that  are  held pending investment in Stock.  Investment in such shares shall  be made  from  time  to  time by a direct issue of  Stock  from  the

Company,  or  by purchase from securities dealers or  by  private purchase  at  such prices and in such amounts as the Trustee  may

determine in its absolute and uncontrolled discretion.   However,

no  private purchase of such shares shall be made at a total cost greater  than the total cost (including brokers' fees  and  other expenses  of  purchase) of purchasing such  shares  at  the  then prevailing  price  of  such  shares  on  the  open  market,  such prevailing  price to be determined by the Trustee  as  nearly  as practicable  based on the most recent public trading  prices  for the  Stock.  The Trustee may match purchases and sales to satisfy investment  elections, withdrawals, loans  and  distributions  of

Participants.



Cash  dividends  and  cash proceeds from any  other  distribution received on Stock shall be invested in Stock.  The Trustee in its own  discretion may invest funds awaiting investment in Stock  in short-term  obligations,  including  obligations  of  the  United

States of America or any agency or instrumentality thereof, trust and  participation  certificates,  beneficial  interests  in  any trust, and such other short-term obligations as the Trustee deems to be appropriate for such interim investment purposes.



The  Trustee in its discretion may limit the daily volume of  its purchases or sales of Stock to safeguard interest of Participants or  comply  with legal or exchange requirements.  If the  Trustee limits daily volume then the purchase prices or sale proceeds, as the  case may be, during the period of volume limitations,  shall be  averaged,  and the average per share price or  sale  proceeds shall  be used in determining the cost or proceeds to be  applied in  satisfaction of any order of a Participant which requires the

Trustee to purchase or sell Stock during such period.



Investment  elections of Company officers shall  be  limited,  if necessary, so that the beneficial interest in the Stock  held  by the Trust for their Accounts shall not exceed, in the aggregate, percent of the total value of all securities and other assets held by the Trust, in all Investment Funds.  For purposes of this section 10.3, the term "officers" shall have the same meaning  as set forth in Regulation section 240.3-b-2 promulgated pursuant to section 3(b) of the Securities Exchange Act of 1934.



All  Stock  purchased by the Trustee shall be registered  in  the name of the Trustee or its nominee, and legal title to such Stock shall  remain  in the Trustee until the Participant shall  become entitled to distribution thereof pursuant to this Plan.



In  the  event  any option, right or warrant is received  by  the

Trustee  on Stock, the Trustee shall sell the same at  public  or private  sale and at such price and upon such other terms  as  it may  determine,  unless the Investment Committee shall  determine that  such option, right or warrant should be exercised, in which case  the  Trustee shall exercise the same upon  such  terms  and conditions as the Investment Committee may prescribe.



The Trustee shall have the power to vote all shares of Stock held under  this  Plan and may vote such shares itself  or  by  proxy,

except  that  the Trustee shall vote shares of Stock credited  to accounts  of Participants and Alternate Payees for which  it  has received  directions  from Participants and Alternate  Payees  in accordance with such direction.  The Trustee shall vote any Stock for  which it does not receive instructions from Participants  or

Alternate   Payees  in  accordance  with  directions   from   the

Administrative Committee.



      10.4  Non-Reversion.  Anything in this Plan to the contrary
            -------------
notwithstanding,  it  shall be impossible at  any  time  for  the contributions  of the Employer or any part of the Trust  Fund  to revert  to  the  Company or an Affiliate or to  be  used  for  or diverted  to  any  purpose other than the  exclusive  benefit  of

Participants or their Beneficiaries, except that:

          (a)   If  a contribution or portion thereof is made  by

                the  Employer by a  mistake of fact, upon written

                request  to  the  Administrative  Committee, such

                contribution    or   such    portion    and   any

                increment   thereon  shall  be  returned  to  the

                Employer  within  one  year  after  the  date  of

                payment; and

          (b)   In   the   event  that   a  deduction   for   any

                contributions  made by the Employer is disallowed

                by the Internal Revenue Service in any Plan Year,

                then that portion of  the  Employer  contribution

                that  is  not deductible shall be returned to the

                Employer within one year from the date of receipt

                of notice by the  Internal Revenue Service of the

                disallowance of the deduction.



      10.5      Direct Transfer of Assets from  Plans of Acquired
                -------------------------------------------------
Entities. The Trust Agreement shall permit the direct receipt  of
--------
assets which are transferred directly to the Trust Fund from  the trustees of qualified retirement plans sponsored, at the time  of the applicable transaction, by entities which are the subject  of purchase transactions made by the Company or an Affiliate.

                   Article 11.  Administration
                   ---------------------------


      11.1  The  Administrative Committee.   The  Plan  shall  be
            -----------------------------
administered  by  an Administrative Committee  appointed  by  the

Board  of  Directors.   The  Administrative  Committee  shall  be

composed of as many members as the Board may appoint from time to time, but not fewer than three members, and shall hold office  at the discretion of the Board.  Such members may, but need not,  be

Employees of the Company.



Any  member  of  the  Administrative  Committee  may  resign   by

delivering  his  written resignation to  the  Board  and  to  the

Administrative  Committee Secretary.  Such resignation  shall  be effective no earlier than the date of the written notice.



Vacancies in the Administrative Committee arising by resignation,

death, removal, or otherwise, shall be filled by the Board.   The

Administrative Committee shall be a fiduciary under the Plan,  in accordance with ERISA.



        11.2    Chairman,    Secretary,   and    Employment    of
                -------------------------------------------------
Specialists.  The members of each of the Investment Committee and
-----------
Administrative  Committee shall elect  one  of  their  number  as

Chairman and shall elect a Secretary who may, but need not, be  a member  of  such Committee.  They may authorize one  or  more  of their number or any agent to execute or deliver any instrument or instruments  on  their  behalf,  and  may  employ  such  counsel,

auditors,  and  other  specialists and  such  clerical,  medical,

actuarial, and other services as they may require in carrying out the provisions of the Plan.



       11.3  Compensation  and  Expenses.   The  members  of  the
             ---------------------------
Investment  Committee  and  Administrative  Committee   who   are

Employees  shall  serve without compensation for  services  as  a member  of such Committee.  Any member of a Committee may receive reimbursement by the

Company of expenses properly and actually incurred.  All expenses of  a  Committee may be paid by the Company.  Such expenses shall include  any expenses incident to the functioning of a Committee,

including,  but  not limited to, fees of the Plan's  accountants,

outside  counsel  and  other  specialists  and  other  costs   of

administering the Plan.



      11.4  Manner of Action.  A majority of the members  of  the
            ----------------
Investment Committee and Administrative Committee at the time  in office shall constitute a quorum for the transaction of business.

All  resolutions adopted, and other actions taken by a  Committee at  any  meeting  shall be by the vote of  a  majority  of  those present  at any such meeting.  Upon obtaining the written consent of  a majority of the members at the time in office, action of  a

Committee may be taken otherwise than at a meeting.



      11.5  Subcommittees.  Each of the Investment Committee  and
            -------------
Administrative  Committee may appoint one or  more  subcommittees and  delegate such of its power and duties as it deems  desirable to  any  such subcommittee, in which case every reference  herein made  to  such Committee shall be deemed to mean or  include  the

subcommittees  as  to  matters within  their  jurisdiction.   The

members  of any such subcommittee shall consist of such  officers or  other Employees of the Company and such other persons as such

Committee may appoint.



      11.6  Other Agents. Each Committee may also appoint one  or
            ------------
more  persons or agents to aid it in carrying out its  duties  as fiduciary, and delegate such of its powers and duties as it deems desirable to such person or agents.



      11.7  Records.   All  resolutions, proceedings,  acts,  and
            -------
determinations  of  each  Committee  shall  be  recorded  by  the

Secretary thereof or under his supervision, and all such records,

together  with such documents and instruments as may be necessary for  the  administration of the Plan, shall be preserved  in  the custody of the Secretary.

      11.8  Rules.  Subject to the limitations contained  in  the
            -----
Plan, each Committee shall be empowered from time to time in  its discretion  to adopt by-laws and establish rules for the  conduct of  its  affairs and the exercise of the duties imposed  upon  it under the Plan.



      11.9  Administrative Committee's Powers  and  Duties.   The
            ----------------------------------------------
Administrative  Committee  shall  have  responsibility  for   the

general  administration  of the Plan and  for  carrying  out  its provisions.  The Administrative Committee shall have such  powers and  duties  as  may  be  necessary to  discharge  its  functions hereunder, including, but not limited to, the following:



      (a)   To  construe  and  interpret  the Plan, to supply all

            omissions from, correct deficiencies in  and  resolve

            ambiguities in the language of the Plan and Trust; to

            decide all questions of eligibility and determine the

            amount, manner, and time of payment of  any  benefits

            hereunder;

      (b)   To  make  a  determination  as  to the right  of  any

            person to  an  allocation,  and  the  amount thereof;

      (c)   To  obtain  from  the  Employees such information  as

            shall be  necessary  for the proper administration of

            the  Plan  and,  when  appropriate,  to furnish  such

            information promptly to the Trustees or other persons

            entitled thereto;

      (d)   To  prepare  and  distribute, in  such manner as  the

            Company  determines  to  be  appropriate, information

            explaining the Plan;

      (e)   To  establish  and  maintain  such  accounts  in  the

            name of each Participant as are necessary;

      (f)   To   instruct   the  Trustee  with   respect  to  the

            payment of benefits hereunder;

      (g)   To provide for  any  required  bonding of fiduciaries

            and  other  persons  who may from time to time handle

            Plan assets;

      (h)  To prepare and file any reports required by ERISA;

      (i)   To engage an independent public accountant to conduct

            such examinations and to render such  opinions as may

            be required by ERISA;

      (j)   To  allocate  contributions and Trust  Fund  gains or

            losses to the Accounts of Participants;

      (k)   To  correct any errors and remedy any defects in  the

            administration of this Plan; and

      (l)   To designate Affiliates  as Employers as described in

            section 12.5.



      11.10     Investment   Responsibilities.   The   Investment
                -----------------------------
Committee  shall have the authority and responsibility to  direct the  Trustee with respect to the investment and management of the

Trust  Fund,  and  to  establish  a  funding  policy  and  method consistent  with the objectives of the Plan and the  requirements of  ERISA.  Except as otherwise provided in ERISA, the Investment

Committee  may  delegate  such authority  and  responsibility  to direct the Trustee to any person who acknowledges in writing that it  is a fiduciary with respect to the Plan and who provides  the

Investment  Committee  with  a written  affirmation  that  it  is qualified  to act as an investment manager within the meaning  of

ERISA.   If  the Investment Committee delegates to an  investment

manager  the  authority  and  responsibility  to  so  direct  the

Trustee,   such  investment  manager,  and  not  the   Investment

Committee or the Trustee, shall have sole responsibility for  the investment  and management of so much of the Trust  Fund  as  has been entrusted to his management and control, and, except to  the extent otherwise required by ERISA, such delegation shall relieve the  Investment Committee and the members thereof of  all  duties

and   responsibilities  with  respect  to   the   authority   and

responsibility so delegated.



The  Investment  Committee  may relinquish  to  the  Trustee  the

Investment  Committee's power to direct the Trustee with  respect to the investment and management of the Trust Fund.  In the event the  Investment  Committee  so relinquishes  said  power  to  the

Trustee  and the Trustee accepts such responsibility in  writing,

the   Trustee   shall   have  sole  and   exclusive   power   and

responsibility with
respect to the investment and management of the Trust Fund.   The

Investment  Committee  may regain the power  so  relinquished  by

appropriate  Investment  Committee  action  and  notice  to   the

Trustee.



      11.11  Committees' Decisions Conclusive. The Administrative
             --------------------------------
Committee  and  the  Investment  Committee  shall exercise  their powers hereunder in a  uniform and nondiscriminatory manner.  Any and  all  disputes with  respect  to the  Plan  which  may  arise involving Participants, or their Beneficiaries  shall be referred to the Administrative Committee and its decision shall be  final,

conclusive,  and  binding.  Furthermore, if any  question  arises

as  to  the  meaning,  interpretation,  or   application  of  any

provision hereof, the decision  of  the  Administrative Committee with respect  thereto shall be final.



      11.12 Indemnity.   To   the   extent   permitted   by   the
            ---------
Corporation's  bylaws  and  applicable  law,  the  Company  shall indemnify  each  member of the Administrative Committee  and  the

Investment  Committee  (which,  for  purposes  of  this  section,

includes any Employee to whom the Administrative Committee or the

Investment  Committee has delegated fiduciary  or  other  duties)

against  any and all claims, losses, damages, expenses, including counsel fees, incurred by the member and any liability, including any  amounts  paid  in  settlement with the  Company's  approval,

arising  from the member's or the Company's action or failure  to act,  except  when  the  same  is  judicially  determined  to  be attributable  to  the gross negligence or willful  misconduct  of such  member.  The right of indemnity described in the  preceding sentence  shall be conditioned upon the timely receipt of  notice by  the  Company of any claim asserted against the member,  which notice, in the event of a lawsuit shall be given within ten  days after receipt by the member of the complaint.



      11.13  Fiduciaries.   The   fiduciaries   named   in   this
             -----------
Article   shall   have  only  those  specific   powers,   duties,

responsibilities, and obligations as are specifically given  them under this Plan or
the  Trust.  The Employer shall have the sole responsibility  for making  the contributions specified in Articles 4 and 5, and  the

Company  shall have the sole authority to appoint and remove  the

Trustee and to amend or terminate, in whole or in part, this Plan or  the Trust.  The Administrative Committee shall have the  sole

responsibility  for  the  administration  of  this  Plan,   which

responsibility  is specifically described in this  Plan  and  the

Trust Agreement.  The officers and Employees of the Company shall have the responsibility of implementing the Plan and carrying out its provisions as the Administrative Committee shall direct.  The

Investment  Committee,  the Trustee, and any  investment  manager shall have the sole responsibility for the administration of  the

Trust  and the management of the assets held under the Trust,  to the extent provided in the Trust Agreement.  A fiduciary may rely upon  any  direction, information, or action of another fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such  direction,  information, or action.  It is  intended  under this  Plan and the Trust that each fiduciary shall be responsible for  the  proper  exercise  of his or  its  own  powers,  duties,

responsibilities, and obligations under this Plan and  the  Trust and  shall  not be responsible for any act or failure to  act  of another fiduciary.  No fiduciary guarantees the Trust Fund in any manner  against investment loss or depreciation in  asset  value.

Any  party  may  serve in more than one fiduciary  capacity  with respect to the Plan or Trust.



      11.14  Notice  of  Address.   Each   person   entitled   to
             -------------------
benefits   from  the  Plan  must  file  with  the  Administrative

Committee  or its agent, in writing, his post office address  and

each   change   of   post  office  address.   Any  communication,

statement,  or  notice addressed to such a person at  his  latest reported  post office address will be binding upon  him  for  all purposes  of  the Plan, and neither the Administrative  Committee nor the Company or any Trustee shall be obliged to search for  or ascertain his whereabouts.



      11.15 Data.  All  persons  entitled  to  benefits from  the
            ----
Plan  must  furnish to the Company such documents,  evidence,  or information, including information concerning marital status, as the Company considers necessary or desirable for the purpose of administering the Plan; and it shall be a condition of  the  Plan that each such person must furnish such information and sign such documents  as the Company may require before any benefits  become payable  from  the Plan.  The Administrative Committee  shall  be entitled  to  distribute benefits to a non-spouse beneficiary  in reliance upon the signed statement of the Participant that he  is unmarried  without  any further liability to  a  spouse  if  such statement is false.



      11.16  Benefit  Claims  Procedures.  All  applications  for
             ---------------------------
benefits  under  the Plan shall be submitted to:   MidCon  Corp.,

Attention:  Savings Plan Administrative Committee, 701 East  22nd

Street, Lombard, Illinois  60148-5072.  Applications for benefits must  be in writing on the forms prescribed by the Administrative

Committee and must be signed by the Participant, or in  the  case of a death benefit, by the Beneficiary or legal representative of the  deceased Participant.  Each application shall be acted  upon and  approved or disapproved within 60 days following its receipt by  the  Administrative  Committee.  If  any  application  for  a benefit  is  denied,  in  whole or in  part,  the  Administrative

Committee  shall notify the applicant in writing of  such  denial and  of his right to a review by the Administrative Committee and shall  set forth in a manner calculated to be understood  by  the applicant,  specific reasons for such denial, specific references to  pertinent  Plan provisions on which the denial  is  based,  a description  of any additional material or information  necessary for  the applicant to perfect his application, an explanation  of why such material or information is necessary, and an explanation of the Plan's review procedure.



Any   person,  or  his  duly  authorized  representative,   whose

application  for  benefits is denied in whole  or  in  part,  may appeal  from  such denial to the Administrative Committee  for  a review  of  the  decision  by submitting  to  the  Administrative

Committee within 60 days after receiving notice of the  denial  a written statement:

          (a)    requesting  a  review  of  his  application  for

                 benefits by the Administrative Committee;

          (b)    setting forth all of the ground upon  which  his

                 request  for  review  is based and any facts  in

                 support thereof; and

          (c)    setting forth any issues or comments  which  the

                 applicant deems relevant to his application.



The Administrative Committee shall act upon each such application within  60  days  after the later of receipt of  the  applicant's request for review by the Administrative Committee or receipt  of

any    additional   materials   reasonably   requested   by   the

Administrative Committee from such applicant.



The Administrative Committee shall make a full and fair review of each such application and any written materials submitted by  the applicant or the Employer in connection therewith and may require the Employer or the applicant to submit within 30 days of written notice  by the Administrative Committee therefor, such additional

facts,   documents,  or  other  evidence  as  the  Administrative

Committee,  in its sole discretion, deems necessary or  advisable in  making  such  a  review.  On the basis  of  its  review,  the

Administrative Committee shall make an independent  determination of  the applicant's eligibility for benefits under the Plan.  The decision  of the Administrative Committee on any application  for benefits  shall  be  final and conclusive  upon  all  persons  if supported by substantial evidence in the record.



If the Administrative Committee denies an application in whole or in  part, the Administrative Committee shall give written  notice of  its  decision  to the applicant setting  forth  in  a  manner calculated to be understood by the applicant the specific reasons for  such  denial and specific references to the  pertinent  Plan provisions  on  which the Administrative Committee  decision  was based.

      11.17  Member's  Own  Participation.   No  member  of   the
             ----------------------------
Administrative  Committee or the Investment  Committee  may  act,

vote  or otherwise influence a decision of the committee on which he  serves  specifically relating to his own participation  under the Plan.

             Article 12.  Amendment and Termination
             --------------------------------------


      12.1  Amendment and Termination.  The Company  expects  the
            -------------------------
Plan  to be permanent and to continue indefinitely; however, this

Plan  is  purely voluntary on the part of the Company,  and  each

Employer,  and  the  Company  must necessarily  and  does  hereby reserve the right to amend, modify, or terminate the Plan at  any time  by  action  of its Board of Directors.  The  Administrative

Committee  in its discretion may amend the Plan if it finds  that such  amendment  does  not  significantly  increase  or  decrease benefits or costs.  No amendment of the Plan shall cause any part of  the Trust Fund to be used for, or diverted to, purposes other than  for  the  exclusive benefit of the  Participants  or  their

Beneficiaries  covered by the Plan, or increase  the  duties  and responsibilities of the Trustee without its consent, or  decrease the Account balance of a Participant or Beneficiary.



      12.2  Distribution on Termination.  Upon termination of the
            ---------------------------
Plan  in  whole  or  in part, or upon complete discontinuance  of contributions  to  the  Plan by the Company,  the  value  of  the proportionate  interest  in the Trust Fund  of  each  Participant

affected  by  such  termination  shall  be  determined   by   the

Administrative  Committee as of the date of such  termination  or discontinuance.  The Accounts of such Participants shall be fully vested  and nonforfeitable, and thereafter distribution shall  be made  to  such  Participants as directed  by  the  Administrative

Committee.



Upon  the partial termination of the Plan, the Board of Directors may in its sole discretion determine the timing of a distribution of the balance of the affected Participants' Accounts.



      12.3  Successors.   In  case of the merger,  consolidation,
            ----------
liquidation, dissolution or reorganization of an Employer, or the sale  by  an Employer of all or substantially all of its  assets,

provision  may be made by written agreement between  the  Company and any successor
corporation  acquiring  or receiving a substantial  part  of  the

Employer's  assets,  whereby  the Plan  and  the  Trust  will  be continued  by  the successor.  If the Plan is to be continued  by

the   successor,   then  effective  as  of  the   date   of   the

reorganization  or transfer, the successor corporation  shall  be substituted  for  the  Employer under  the  Plan  and  the  Trust

Agreement.   The substitution of a successor corporation  for  an

Employer will not in any way be considered a termination  of  the

Plan.



      12.4  Plan Merger or Transfer. This Plan shall not merge or
            -----------------------
consolidate  with,  or  transfer assets and  liabilities  to,  or accept  a  transfer from, any other employee benefit plan  unless each  Participant  in  this  Plan will  (if  the  Plan  had  then terminated)  receive  a  benefit immediately  after  the  merger,

consolidation, or transfer which is not less than the benefit the

Participant  would  have  been entitled  to  receive  immediately before the merger, consolidation, or transfer of assets (if  this

Plan  had  then  terminated).  Subject to these limitations,  the

Plan may transfer assets and liabilities to, or accept a transfer of  assets and liabilities from, any other employee benefit  plan which  is  qualified  under  Code section  401(a)  where  such  a transfer  has  been authorized by agreement between the  Employer and  the  sponsor of the other employee benefit plan and  is  not prohibited by law.



      12.5  Participating Affiliates.  The Board of Directors  or
            ------------------------
the  Administrative Committee may designate any Affiliate  as  an

Employer under this Plan.  The Affiliate shall become an Employer and  a  party to this Plan and the Trust upon acceptance of  such designation.  Any Affiliate may withdraw from the Plan and Trust,

and end its status as an Employer hereunder, by communicating  to

the  Administrative  Committee  its  desire  to  withdraw.   Upon

withdrawal,  the  Plan  shall  be  considered  terminated  as  to

Employees of such Affiliate.

                Article 13.  Top-Heavy Provisions
                ---------------------------------


      13.1  Application of Top-Heavy Provisions.  If in any  Plan
            -----------------------------------
Year  (i)  the  sum of the Personal Savings Account  balances  of

Participants  who are "Key Employees" for such Plan Year  exceeds

60 percent of the sum of Personal Savings Account balances of all

Employees  (and  former Employees or Beneficiaries  described  in section  13.4),  or (ii) the Plan is part of a  top-heavy  group,

then the following provisions under this Article shall apply  for such Plan Year.



The  date  for  determining the applicability  of  this  Article,

("determination date") is:



      (a)   For  the  first  Plan  Year, the last day of the Plan

            Year; and

      (b)   For   any   other   Plan   Year, the  last day of the

            preceding Plan Year.



      13.2  Key Employees. For purposes of this Article, the term
            -------------
"Key  Employee"  means any Employee or former  Employee  (or  his

Beneficiary)  who at any time during a Plan Year or  any  of  the four preceding Plan Years is:



      (a)   An   officer  of  the  Company or its Affiliates  who

            receives  Taxable Compensation  of  more than $60,000

            (or, if greater, one half of the dollar limitation in

            effect under Code section 415(b)(1)(A)) in  the  Plan

            Year;  provided  no  more  than  the lesser of (i) 50

            Employees,  or (ii) the greater of three Employees or

            10  percent  of  all  Employees  are to be treated as

            officers;

      (b)   One of the ten Employees owning the largest interests

            in  excess of one-half percent of the Company  or  an

            Affiliate   if   such   Employee   receives   Taxable

            Compensation  during   the  Plan  Year  that  exceeds

            $30,000  (or, if greater,  the  dollar  limitation in

            effect under Code section 415(c)(1)(A));

      (c)   A  5 percent owner of the Company or an Affiliate; or

      (d)   A  1  percent  owner  of  the Company or an Affiliate

            who   receives   Taxable   Compensation  of more than

            $150,000 for the Plan Year.



An  Employee is considered to own more than a 5 percent  interest if  the  Employee  owns  at  least 5  percent  of  the  Company's outstanding Stock or Stock possessing at least 5 percent  of  the total combined voting power of all of the Company and Affiliates'

Stock.   An  Employee is also treated as owning  Stock  owned  by

certain  members of the Employee's family as provided in  section

318  of  the Code.  The same rules apply to determine whether  an

Employee is a 1 percent owner.



For  the  purpose  of  paragraph (a) hereof,  the  term  "Taxable

Compensation"  shall  have  the  meaning  set  forth  in  section

2.1(gg), but without regard to subparagraph (1) thereunder.



If  an  Employee  ceases  to be a Key Employee,  such  Employee's

Personal  Savings Account balance shall be disregarded under  the top-heavy plan computation for any Plan Year following  the  last

Plan Year for which he was treated as a Key Employee.



      13.3  Top-Heavy Group.  For purposes of determining whether
            ---------------
the  Plan  is part of a top-heavy group as described  in  section

13.1, the following rules shall apply:



      (a)   Aggregation Group.  All  plans  maintained   by   the
            -----------------
            Company or an Affiliate are aggregated  to  determine

            whether  the  plans,  as a group, are  top-heavy. The

            aggregation group shall include any plan which covers

            a  Key  Employee and  any other plan which enables  a

            plan covering a Key Employee to meet the requirements

            of section 401(a)(4) or 410 of the Code.

      (b)   Top-Heavy Group.  An  aggregation  group  is  a  top-
            ---------------
            heavy  group if,  as  of  the determination date, (1)

            the  sum  of  the  account  balances of Key Employees

            under all defined contribution plans included in  the

            group exceeds 60 percent of the
            account  balances  of  all  participants   under  all

            such plans  in the group, or (2) the present value of

            the accumulated accrued benefits  for  Key  Employees

            under  all defined benefit plans in the group exceeds

            60  percent  of  the present value of the accumulated

            accrued benefits  for all participants under all such

            plans in the group.



In  any  Plan  Year, in testing for top-heaviness  under  section

13.1,  the  Company may in its discretion expand the  aggregation group to take into account any other plan maintained by it or  an

Affiliate,  so long as such expanded aggregation group  continues to  meet  the requirements of sections 401(a)(4) and 410  of  the

Code.



      13.4  Additional Rules. In determining the present value of
            ----------------
the accumulated accrued benefits under a defined benefit plan and the  sum  of  the  account balances under a defined  contribution plan,  Company  contributions and Employee  contributions  (other than  deductible employee contributions) as of the  determination date  for the Plan Year shall be taken into account.  The present value of accrued benefits shall, for purposes of this Article, be calculated  by  using  factors derived from the  UP-84  mortality

table,  set  back one year, and a 5 percent interest  rate.   The

present value of the accrued benefit in a defined benefit plan or the  account balance in a defined contribution plan will  include any  amount  distributed to a Participant within  the  five  year period ending on the determination date, but shall not include  a rollover initiated by the Employee.  Accrued benefits or  account balances  of  Employees who have not performed services  for  the

Employer  during the five Plan Years ending on the  determination date  shall  not  be taken into account.  Additionally,  for  the purpose  of  determining  the present value  of  the  accumulated accrued benefits under a defined benefit plan and the sum of  the account balances under a defined contribution plan, the rules set forth  in  Code  sections 416(g)(3) and (4) will  be  taken  into account.

      13.5  Combined Limit on Contributions and Benefits for  Key
            -----------------------------------------------------
Employees.  If the Plan is determined to be top-heavy in any Plan
---------
Year  under  the  provisions of section 13.1 or  13.3,  then  the combined limit on benefits and contributions under section 415(e)

of  the  Code  for any Key Employee who participates  in  both  a defined  benefit plan and a defined contribution plan  which  are included  in a top-heavy group as provided in section 13.3  above shall  be  the lesser of 1.0 (as applied to the dollar limit)  or

1.4 (as applied to the limit based upon compensation).



      13.6  Minimum Contributions.  If this Plan is determined to
            ---------------------
be  top-heavy  in any Plan Year under the provisions  of  section

13.1  or  13.3,  then  contributions  shall  be  made  under  the

Retirement  Plan  on behalf of each non-Key  Employee  who  is  a

Participant hereunder in an amount not less than three percent of the Participant's Taxable Compensation for each year.

              Article 14.  Miscellaneous Provisions
              -------------------------------------


      14.1  Employment Rights.  Nothing contained in this Plan or
            -----------------
any  modification  of  the same or act done in  pursuance  hereof shall  be  construed as giving any person any legal or  equitable right  against  the  Employer, the Trustee, or  the  Trust  Fund,

unless  specifically provided herein, or as giving any  person  a

right  to  be  retained  in  the employ  of  the  Employer.   All

Participants  shall  remain subject to assignment,  reassignment,

promotion, transfer, layoff, reduction, suspension, and discharge to the same extent as if this Plan had never been established.



      14.2  No Examination or Accounting.  Neither this Plan  nor
            ----------------------------
any  action  taken thereunder shall be construed  as  giving  any person  the  right to an accounting or to examine  the  books  or affairs of the Company or Employer.



      14.3  Investment  Risk.   The   Participants    and   their
            ----------------
Beneficiaries  shall  assume all risks  in  connection  with  any decrease  in  the  value  of any assets or  funds  which  may  be invested or reinvested in the Trust which supports this Plan.



      14.4  Non-Alienation.  No Benefit payable at any time under
            --------------
the  Plan  shall  be  subject to the debts or  liabilities  of  a

Participant  or his Beneficiary.  Any attempt to alienate,  sell,

transfer, assign, pledge, or otherwise encumber any such benefit,

whether  presently  or thereafter payable,  shall  be  void.   No

benefit  under  the  Plan  shall be  subject  in  any  manner  to attachment, garnishment, or encumbrance of any kind, except  that

judicial   orders  for  purposes  of  enforcing  family   support

obligations or pertaining to domestic relations (which orders  do not  alter  the amount of the benefit) may, at the discretion  of

the  Administrative  Committee, be  honored  by  the  Plan.   The

Administrative  Committee shall establish appropriate  procedures for reviewing court
orders pertaining to domestic relations and child support and for notifying Participants of the receipt of such orders.



      14.5  Incompetency.   Every person  receiving  or  claiming
            ------------
benefits  under  the Plan shall be conclusively  presumed  to  be mentally  competent  and  of age until  the  date  on  which  the

Administrative Committee receives a written notice, in a form and manner  acceptable  to  the Administrative Committee,  that  such person  is incompetent or a minor, for whom a guardian  or  other person  legally vested with the care of his Person or estate  has been  appointed;  provided, however, that if  the  Administrative

Committee shall find that any person to whom a benefit is payable under  the  Plan  is  unable to care for his affairs  because  of incompetency,  or  is a minor, any payment due  (unless  a  prior claim  therefor  shall have been made by a duly  appointed  legal representative) may be paid to the spouse, a child, a parent,  or a  brother  or sister, or to any person or institution deemed  by the  Administrative Committee to have incurred expense  for  such person otherwise entitled to payment.  To the extent permitted by law,  any  such payment so made shall be a complete discharge  of liability therefor under the Plan.



In  the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent  jurisdiction, benefit payments may  be  made  to  such

guardian,   provided  that  proper  proof  of   appointment   and

continuing  qualification  is furnished  in  a  form  and  manner

acceptable  to  the  Administrative  Committee.   To  the  extent

permitted  by law, any such payment so made shall be  a  complete discharge of liability therefor under the Plan.



      14.6  Severability. In the event any provision of this Plan
            ------------
shall  be held illegal or invalid for any reason, such illegality or  invalidity shall not affect the remaining parts of this Plan,

and  it  shall  be construed and enforced as if such  illegal  or invalid provision had never been inserted herein.

      14.7 Counterparts.  This Plan may be executed in any number
           ------------
of counterparts, each of which shall be deemed to be an original.

All  the  counterparts  shall constitute but  one  and  the  same

instrument  and  may  be  sufficiently  evidenced  by   any   one

counterpart.



      14.8  Service  of  Legal  Process.   The  members  of  the
            ---------------------------
Administrative  Committee and the Secretary of  the  Company  are

hereby  designated agent of the Plan for the purpose of receiving service of summons, subpoena, or other legal process.



      14.9  Headings of Articles and Sections.  The  headings  of
            ---------------------------------
sections  and subsections are included solely for convenience  of reference, and if there is any conflict between such headings and the text of the plan, the text shall control.



      14.10  Applicable Law.  The  Plan  and all rights hereunder
             --------------
shall be governed, construed, and administered in accordance with the  laws  of the State of Illinois with the exception  that  any

Trust Agreement which may constitute a part of the Plan shall  be construed and enforced in all respects under and by the  laws  of the State in which the Trustee thereunder is located.



      14.11  Unclaimed   Benefits.   In   the   event   that  the
             --------------------
Administrative Committee, after having made a diligent search, is unable  to locate a Participant, Beneficiary, or Alternate  Payee who  is entitled to benefits under this Plan, such benefits shall

be   reallocated  to  the  accounts  of  other  Participants   in

accordance  with section 9.4.  In the event that the Participant,

Beneficiary, or Alternate Payee whose account is subject to  such reallocation subsequently asserts a valid claim for his benefits,

his  account will be restored in the manner described in  section

6.3.